EXHIBIT 10j
1095 Avenue of the Americas New York, New York 10036

October 13, 2025
Daniel H. Schulman By E-Mail
Dear Daniel,
This employment letter agreement (this “Agreement”) between you and Verizon Communications Inc. (“Verizon”) outlines the terms of your service as Chief Executive Officer (“CEO”) of Verizon. While you serve as CEO of Verizon, you will be employed by a subsidiary of Verizon (such employer subsidiary together with Verizon, the “Company”). We look forward to benefiting from your experience, knowledge and leadership in your new role with the Company, which commenced effective as of October 4, 2025 (the “Start Date”).
1.Term. Your employment as CEO of Verizon pursuant to the terms of this Agreement commenced on the Start Date and will continue through December 31, 2027 or such earlier date as your employment with the Company is terminated for any reason (the “Term”). Your employment with the Company is “at will,” which means that either you or the Company may terminate your employment for any reason, at any time, with or without notice.
2.Positions; Duties; Location. As CEO of the Company, you will have such responsibilities, powers and authority as normally associated with such position and will report solely and directly to the Board of Directors of Verizon (the “Board”). Your principal place of employment will be the Company’s headquarters in New York, New York, subject to reasonable business travel at the Company’s request.
3.Board Service. You were serving as a member of the Board as of the Start Date and you will be nominated for reelection to the Board at each annual meeting of Verizon’s shareholders that occurs during the Term. Commencing as of the Start Date, you are no longer eligible to receive cash director fees or additional director equity grants pursuant to any non-employee director plans or programs maintained by Verizon. You will continue to vest in any Verizon equity awards previously granted to you in your capacity as a member of the Board based on your continued service on the Board.
4.Base Salary. During the Term you will be paid an annual base salary of $1,500,000, payable in accordance with the Company’s normal payroll practices.
5.Target Annual Incentive Opportunity. For each fiscal year of the Company that ends during the Term, you will be eligible to participate in the Company Short-Term Incentive Plan (“STIP”) with a target annual incentive opportunity equal to 250% of your annual base salary. Your actual STIP award payout for each applicable fiscal year will be determined based on the achievement of applicable performance goals established by the Human Resources Committee (the “Committee”) of the Board, which goals will be the same goals that apply to STIP awards of other executive officers of Verizon, and such payout may range from 0-200% of your target opportunity. For the 2025 fiscal year, your actual STIP award payout will be prorated for your period of service as CEO of Verizon during such fiscal year.
6.Long Term Incentive Awards. You will be granted the long-term incentive awards described in this paragraph 6 under Verizon’s 2017 Long-Term Incentive Plan (“LTIP”), which awards will be subject to the terms of the LTIP and the applicable form of award agreement thereunder (as specified below). The awards described in this paragraph 6 will be your exclusive long-term incentive compensation with respect to the Term and you will not be eligible to receive any additional long-term incentive awards from Verizon with respect to your employment during the Term.
a.Make Whole RSU Award. Effective as of October 17, 2025 (the “Grant Date”), you will be granted an award of Verizon restricted stock units (“RSUs”) with a target value equal to $9.5 million (the “Make Whole RSU Award”) pursuant to the form of award agreement attached hereto as Exhibit A. The number of shares of Verizon common stock subject to the Make Whole RSU Award will be determined by dividing the target value by the Reference Price (as defined below) and rounding up to the nearest whole number of shares. The Make Whole RSU Award is intended to compensate you for incentive compensation that you forfeited upon resignation from your service relationship with an investment firm in connection with your appointment as CEO of Verizon.
b.CEO RSU Award. Effective as of the Grant Date, you will be granted an award of Verizon RSUs with a target value equal to $20 million (the “CEO RSU Award”) pursuant to the form of award agreement attached hereto as Exhibit B. The number of shares of Verizon common stock subject to the CEO RSU Award will be determined by dividing the target value by the Reference Price (as defined below) and rounding up to the nearest whole number of shares. For purposes of this Agreement, the “Reference Price” means the average closing price of Verizon common stock over the 20 consecutive trading days ending on and including October 17, 2025 (i.e., including the 10 consecutive trading days immediately before, and immediately after, the Start Date).
c.CEO PSU Award. Effective as of a grant date in 2026 that is selected by the Committee, but that is no later than January 15, 2026, subject to your continued employment with the Company through such grant date, you will be granted an award of Verizon performance stock units (“PSUs”) with a target value equal to
$30 million (the “CEO PSU Award”). The number of shares of Verizon common stock subject to the CEO PSU Award at target will be determined by dividing the target value by the Reference Price and rounding up to the nearest whole number of shares. The CEO PSU Award will have the following terms and conditions:

i.50% of the CEO PSU Award will have a performance period starting October 17, 2025 and ending December 31, 2026 (the “2026 Tranche”) and 50% of the CEO PSU Award will have a performance period starting October 17, 2025 and ending December 31, 2027 (the “2027 Tranche”);
ii.the performance metric applicable to the CEO PSU Award will be the TSR of Verizon relative to the TSR of a comparator group to be determined at the time of grant in 2026 by the Committee in its discretion (the “Comparator Group”);
iii.threshold performance will mean that Verizon’s TSR for the applicable performance period is at the 25th percentile of the Comparator Group and will result in a payout at 50% of the target level;
iv.performance below threshold performance will result in a payout at 0% of the target level;
v.target performance will mean that Verizon’s TSR for the applicable performance period is at the 50th percentile of the Comparator Group and will result in a payout at 100% of the target level;
vi.maximum performance will mean that Verizon’s TSR for the applicable performance period is at the 75th percentile of the Comparator Group and will result in a payout at 200% of the target level;
vii.the payout level for each performance period cannot exceed 100% of the target level if Verizon’s absolute TSR is negative over the applicable performance period;
viii.for purposes of measuring the achievement of the relative TSR performance goals, (A) the starting per share price for Verizon common stock will be equal to the Reference Price and (B) the starting per share price for constituents in the Comparator Group will be calculated in the same manner as the Reference Price;
ix.In order to satisfy the time-based vesting condition for each of the 2026 Tranche and the 2027 Tranche, you are required to remain employed with the Company through December 31, 2027, provided that in the case of a Succession Event (as defined in paragraph 9 below), or upon your death or Disability (as defined below), the time-based vesting condition will be deemed satisfied in full at the time of your termination of employment, and
(B) in the case of a termination of your employment by the Company without Cause (as defined below), the time-based vesting condition will be deemed satisfied at the time of your termination of employment with respect to a pro-rated portion of each then-outstanding Tranche (based on the number of days that have elapsed during the applicable performance period), it being understood that, in each case, the applicable performance conditions will be measured at the end of the applicable performance period based on actual performance; and
x.any terms and conditions and specific mechanics that are not described above will be determined by the Committee after discussion with you and reflected in the applicable award agreement
d.Supplemental PSU Award. Effective as of the Grant Date, you will be granted an award of Verizon PSUs relating to 222,222 shares of Verizon common stock at target (the “Supplemental PSU Award”) pursuant to the form of award agreement attached hereto as Exhibit C.
7.Employee Benefits. During the Term, you will be eligible to participate in the Company’s employee benefit plans on the terms applicable to Verizon Band 1 executive officers generally (subject to the applicable eligibility and other requirements set forth therein); provided that, you shall not be entitled to participate in the Verizon Senior Manager Severance Plan or such other plans, policies or arrangements providing severance or other termination benefits to Band 1 executive officers as Verizon may adopt from time to time.
8.Perquisites. During the Term, you will be eligible for personal use of the Company’s corporate resources, including use of the corporate aircraft, Company-provided car service and Company-provided personal security, in each case, in accordance with applicable Company policies and/or practices as in effect from time to time. Upon the expiration of the Term, the Company will conduct a security assessment and address in good faith any concerns that are uncovered. The Company will reimburse you for your reasonable, documented legal fees incurred in connection with the negotiation of this Agreement and the award agreements attached hereto.
9.Separation Prior to Expiration of the Term. Either you or the Company may terminate your employment under this Agreement at any time and for any reason. If, prior to December 31, 2027, your employment terminates under circumstances where a successor CEO of Verizon has been appointed by the Board and the Committee has determined, in its sole discretion but acting reasonably and in good faith, that you have satisfactorily facilitated an orderly transition of duties to such successor CEO of Verizon (a “ Succession Event”), you will be entitled to receive the following cash payments, subject to your execution of a release of claims in favor of the Company and its affiliates on the Company’s standard form:
a.an amount equal to the annual base salary that you would have received pursuant to this Agreement had you remained employed by the Company through December 31, 2027, payable within 60 days following the termination of your employment;
b.an amount equal to the STIP awards that you would have received pursuant to this Agreement had you remained employed through December 31, 2027, solely to the extent such awards have not already been paid to you prior to your termination of employment, (i) with respect to the fiscal year in which the termination of employment occurs, based on actual performance for the full fiscal year and payable at the same time full-year STIP award payments are made to executive officers of Verizon and (ii) with respect to any fiscal year ending on or prior to December 31, 2027 that has not yet commenced as of the date of termination of employment, based on target level of performance and payable within 60 days following the date of termination.
10.Vacation. You will be eligible for six (6) weeks of vacation annually, in accordance with applicable Company policy.
11.Withholding. All amounts payable pursuant to this Agreement will be paid subject to applicable income and employment tax withholding.
12.Governing Law. This Agreement will be governed by the laws of the State of Delaware, without reference to principles of conflict of laws.
13.Section 409A. The payments and benefits provided under this Agreement are intended to comply with, or be exempt from, the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the provisions of this Agreement shall be interpreted and applied consistently with such intent.
14.Definitions.
(1)“Cause” means the occurrence of any of the following: (i) incompetence or negligence in the discharge of, or inattention to or neglect of or failure to perform, the duties and responsibilities assigned to you; fraud, misappropriation or embezzlement by you; or a material breach of the Verizon Code of Conduct (as in effect at the relevant time) or any of your obligations and restrictions set forth in Exhibits A and B to the award agreements attached to this Agreement, all as determined by the Board, or (ii) commission of any felony of which you are finally adjudged guilty by a court of competent jurisdiction.
(2)“Disability” means your total and permanent disability as defined by, or determined under, the Company’s long-term disability benefit plan.
[Signature Page Follows.]

Please confirm that the foregoing accurately expresses our mutual understanding by signing and returning this Agreement.

Sincerely,
VERIZON COMMUNICATIONS INC.

/s/	Samantha Hammock
Name: Samantha Hammock Title: Executive Vice President and Chief Human Resources Officer

Accepted and Agreed:

/s/	Daniel H. Schulman
Daniel H. Schulman

EXHIBIT A

VERIZON COMMUNICATIONS INC. LONG-TERM INCENTIVE PLAN MAKE WHOLE RESTRICTED STOCK UNIT AGREEMENT
AGREEMENT between Verizon Communications Inc. (“Verizon” or the “Company”) and you (the “Participant”) and your heirs and beneficiaries.
1.Purpose of Agreement. The purpose of this Agreement is to provide a grant of restricted stock units (“RSUs”) to the Participant.
2.Agreement. This Agreement is entered into pursuant to the 2017 Verizon Communications Inc. Long-Term Incentive Plan (the “Plan”), and evidences the grant of a restricted stock unit award in the form of RSUs pursuant to the Plan. In consideration of the benefits described in this Agreement, which Participant acknowledges are good, valuable and sufficient consideration, the Participant agrees to comply with the terms and conditions of this Agreement, including the Participant’s obligations and restrictions set forth in Exhibit A to this Agreement and the Participant’s non-competition, non-solicitation, confidentiality and other obligations and restrictions set forth in Exhibit B to this Agreement, both of which are incorporated into and are a part of the Agreement. The RSUs and this Agreement are subject to the terms and provisions of the Plan. By executing this Agreement, the Participant agrees to be bound by the terms and provisions of the Plan and this Agreement, including but not limited to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement. In addition, the Participant agrees to be bound by the actions of the Human Resources Committee of Verizon’s Board of Directors or any successor thereto (the “Committee”), and any designee of the Committee (to the extent that such actions are exercised in accordance with the terms of the Plan and this Agreement). If there is a conflict between the terms of the Plan and the terms of this Agreement, the terms of this Agreement shall control.
3.Contingency. The grant of RSUs is contingent on the Participant’s timely acceptance of this Agreement and satisfaction of the other conditions contained in it. Acceptance shall be through execution of the Agreement as set forth in paragraph 21. If the Participant does not accept this Agreement by the close of business on December 30, 2025, the Participant shall not be entitled to this grant of RSUs regardless of the extent to which the requirements in paragraph 5 (“Vesting”) are satisfied. In addition, to the extent a Participant is on a Company approved leave of absence, including but not limited to short-term disability leave, he or she will not be entitled to this grant of RSUs until such time as he or she has a bona fide return to work with Verizon or a Related Company (as defined in paragraph 13) and accepts this Agreement within the time period established by the Company.
4.Number of Units. The Participant is granted the number of RSUs as specified in the Participant’s account under the 2025 RSU grant, administered by Fidelity Investments or any successor thereto (“Fidelity”). A RSU is a hypothetical share of Verizon’s common stock. The value of a RSU on any given date shall be equal to the closing price of Verizon’s common stock on the New York Stock Exchange (“NYSE”) as of such date. A Dividend Equivalent Unit (“DEU”) or fraction thereof shall be added to each RSU each time that a dividend is paid on Verizon’s common stock with respect to each dividend record date that occurs after the date of grant and prior to the payment of a RSU. The amount of each DEU shall be equal to the corresponding dividend paid on a share of Verizon’s common stock. The DEU shall be converted into RSUs or fractions thereof based upon the closing price of Verizon’s common stock traded on the NYSE on the dividend payment date of each declared dividend on Verizon’s common stock, and such RSUs or fractions thereof shall be added to the Participant’s RSU balance. DEUs that are credited will be subject to the same vesting, termination and other terms as the RSUs to which they relate. To the extent that Fidelity or the Company makes an error, including but not limited to an administrative error with respect to the number or value of the RSUs granted to the Participant under this Agreement, the DEUs credited to the Participant’s account or the amount of the final award payment, the Company or Fidelity specifically reserves the right to correct such error at any time and the Participant agrees that he or she shall be legally bound by any corrective action taken by the Company or Fidelity.
5.Vesting.
(a)General. The Participant shall vest in the total number of RSUs subject to this grant (including DEUs credited with respect to such RSUs) on December 31, 2026. The Participant must be continuously employed by the Company or a Related Company (as defined in paragraph 13) from the date the RSUs are granted through December 31, 2026 as a condition to the vesting of the RSUs, except as otherwise provided in paragraph 7 (“Early Cancellation/Accelerated Vesting of RSUs”) or as otherwise provided by the Committee.
(b)Transfer. Transfer of employment from Verizon to a Related Company, from a Related Company to Verizon, or from one Related Company to another Related Company shall not constitute a separation from employment hereunder, and service with a Related Company shall be treated as service with the Company for purposes of the continuous employment requirement in paragraph 5(a).
6.Payment. All payments under this Agreement shall be made in shares of Verizon common stock. Subject to paragraph 7(a) and 7(b), as soon as practicable after the vesting date of the RSUs specified in paragraph 5(a) (but in no event later than two and one-half months after the vesting date), the number of shares that shall be paid shall equal the number of RSUs that vested (minus shares withheld for taxes) (subject, however, to any deferral application that the Participant has made under the deferral plan (if any) then available to the Participant). If the Participant dies before any payment due hereunder is made, such payment shall be made to the Participant’s beneficiary, as designated under paragraph 11. Once a payment has been made with respect to a RSU, the RSU shall be cancelled; however, all other terms of the Agreement, including but not limited to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, shall remain in effect.
7.Early Cancellation/Accelerated Vesting of RSUs. Notwithstanding the provisions of paragraph 5, RSUs may vest or be forfeited before the applicable vesting and payment dates set forth above as follows:
(a)Termination for Cause. If the Participant’s employment by the Company or a Related Company is terminated by the Company or a Related Company for Cause (as defined below) at any time prior to the date that the RSUs are paid pursuant to paragraph 6, the RSUs (whether vested or not) shall automatically terminate and be cancelled as of the applicable termination date without payment of any consideration by the Company and without any other action by the Participant.
(b)Voluntary Separation On or Before December 31, 2026 for any Reason. If the Participant separates from employment on or before December 31, 2026 for any reason other than as specified in paragraph 7(c) below, all then-unvested RSUs shall automatically terminate and be cancelled as of the applicable termination date without payment of any consideration by the Company and without any other action by the Participant.
(c)Involuntary Termination Without Cause, Termination Due to Death or Disability or Termination Due to Succession Event.
(1)If the Participant ceases to be employed by the Company or a Related Company either (A) by reason of an involuntary termination of the Participant’s employment by the Company or a Related Company without Cause on or before December 31, 2026, (B) under circumstances where a successor Chief Executive Officer (“CEO”) of the Company has been appointed by the Board and the Committee has determined, in its sole discretion but acting reasonably and in good faith, that the Participant has satisfactorily facilitated an orderly transition of duties to such successor CEO of the Company (a “Succession Event”), or (C) due to the Participant’s death or Disability (as defined below) on or before December 31, 2026, then the Participant’s RSUs shall vest (without, for the avoidance of doubt, prorating the award) and without regard to the vesting schedule set forth in paragraph 5(a).
(2)The accelerated vesting of any RSUs pursuant to paragraph 7(c)(1) is conditioned on (i) the Participant not committing a breach of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement and (ii) the Participant executing, within the time prescribed by Verizon, a separation agreement satisfactory to Verizon, which separation agreement will include, among other terms, a general release waiving any claims the Participant may have against Verizon and any Related Company and non-competition and non-solicitation provisions that are no more restrictive than those contained in Exhibit B (otherwise, paragraph 7(b) shall apply).
(3)Any RSUs that vest pursuant to paragraph 7(c)(1) shall be payable as soon as practicable after the RSUs vest (but in no event later than two and one-half months after the RSUs vest).

(d)Vesting Schedule. Except and to the extent provided in paragraph 7(c), nothing in this paragraph 7 shall alter the vesting schedule prescribed by paragraph 5.
(e)Defined Terms. For purposes of this Agreement, the following definitions shall apply:

(1)“Cause” means the occurrence of any of the following: (i) incompetence or negligence in the discharge of, or inattention to or neglect of or failure to perform, the duties and responsibilities assigned to the Participant; fraud, misappropriation or embezzlement; or a material breach of the Verizon Code of Conduct (as in effect at the relevant time) or any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, all as determined by the Board, or (ii) commission of any felony of which the Participant is finally adjudged guilty by a court of competent jurisdiction.
(2)“Disability” means the total and permanent disability of the Participant as defined by, or determined under, the Company’s long-term disability benefit plan.
8.Shareholder Rights. The Participant shall have no rights as a shareholder with respect to the RSUs until the date on which the Participant becomes the holder of record with respect to any shares of Verizon common stock to which this grant relates. Except as provided in the Plan or in this Agreement, no adjustment shall be made for dividends or other rights for which the record date occurs while the RSUs are outstanding.
9.Amendment of Agreement. Except to the extent required by law or specifically contemplated under this Agreement, neither the Committee nor the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee) may, without the written consent of the Participant, change any term, condition or provision affecting the RSUs if the change would have a material adverse effect upon the RSUs or the Participant’s rights thereto. Nothing in the preceding sentence shall preclude the Committee or the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee) from exercising administrative discretion with respect to the Plan or this Agreement, and the exercise of such discretion shall be final, conclusive and binding. This discretion includes, but is not limited to, corrections of any errors, including but not limited to any administrative errors, and determining whether the Participant has been discharged for Cause, has a Disability, has breached any of the Participant’s obligations or restrictions set forth in Exhibits A and B to this Agreement or has satisfied the requirements for a bona fide return to work under paragraph 3 and for vesting and payment under paragraphs 5 and 7 of this Agreement, and whether there has been a Succession Event.
10.Assignment. The RSUs shall not be assigned, pledged or transferred except by will or by the laws of descent and distribution. During the Participant’s lifetime, the RSUs may be deferred only by the Participant or by the Participant’s guardian or legal representative in accordance with the deferral regulations, if any, established by the Company.
11.Beneficiary. The Participant shall designate a beneficiary in writing and in such manner as is acceptable to the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee). Each such designation shall revoke all prior designations by the Participant with respect to the Participant’s benefits under the Plan and shall be effective only when filed by the Participant with the Company during the Participant’s lifetime. If the Participant fails to so designate a beneficiary, or if no such designated beneficiary survives the Participant, the Participant’s beneficiary shall be the Participant’s estate.
12.Other Plans and Agreements. Any payment received (or deferred) by the Participant pursuant to this Agreement shall not be taken into account as compensation in the determination of the Participant’s benefits under any pension, savings, life insurance, severance or other benefit plan maintained by Verizon or a Related Company. The Participant acknowledges that this Agreement or any prior RSU agreement shall not entitle the Participant to any other benefits under the Plan or any other plans maintained by the Company or a Related Company.
13.Company and Related Company. For purposes of this Agreement, “Company” means Verizon Communications Inc. “Related Company” means (a) any corporation, partnership, joint venture, or other entity in which Verizon Communications Inc. holds a direct or indirect ownership or proprietary interest of 50 percent or more at any time during the term of this Agreement, or (b) any corporation, partnership, joint venture, or other entity in which Verizon Communications Inc. holds a direct or indirect ownership or other proprietary interest of less than 50 percent at any time during the term of this Agreement but which, in the discretion of the Committee, is treated as a Related Company for purposes of this Agreement.
14.Employment Status. The grant of the RSUs shall not be deemed to constitute a contract of employment for a particular term between the Company or a Related Company and the Participant, nor shall it constitute a right to remain in the employ of any such Company or Related Company. In addition, acceptance of this Agreement shall not be deemed to be a condition of continuing employment.
15.Withholding. The Participant acknowledges that he or she shall be responsible for any taxes that arise in connection with this grant of RSUs, and the Company shall make such arrangements as it deems necessary for withholding of any taxes it determines are required to be withheld pursuant to any applicable law or regulation.
16.Securities Laws. The Company shall not be required to make payment with respect to any shares of common stock prior to the admission of such shares to listing on any stock exchange on which the stock may then be listed and the completion of any registration or qualification of such shares under any federal or state law or rulings or regulations of any government body that the Company, in its discretion, determines to be necessary or advisable.

17.Committee Authority. The Committee shall have complete discretion in the exercise of its rights, powers, and duties under this Agreement. Any interpretation or construction of any provision of, and the determination of any question arising under, this Agreement shall be made by the Committee in its discretion, as described in paragraph 9. The Committee and the Audit Committee of Verizon’s Board of Directors may designate any individual or individuals to perform any of its functions hereunder and utilize experts to assist in carrying out their duties hereunder.
18.Successors. This Agreement shall be binding upon, and inure to the benefit of, any successor or successors of the Company and the person or entity to whom the RSUs may have been transferred by will, the laws of descent and distribution, or beneficiary designation. All terms and conditions of this Agreement imposed upon the Participant shall, unless the context clearly indicates otherwise, be deemed, in the event of the Participant’s death, to refer to and be binding upon the Participant’s heirs and beneficiaries.
19.Construction. In the event that any provision of this Agreement is held invalid or unenforceable, such provision shall be considered separate and apart from the remainder of this Agreement, which shall remain in full force and effect. In the event that any provision, including any of the Participant’s obligations or restrictions set forth in Exhibits A and B to this Agreement, is held to be unenforceable for being unduly broad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and shall be enforced as amended. The RSUs are intended to not be subject to any tax, interest or penalty under Section 409A of the Code, and this Agreement shall be construed and interpreted consistent with such intent.
20.Defined Terms. Except where the context clearly indicates otherwise, all capitalized terms used herein shall have the definitions ascribed to them by the Plan, and the terms of the Plan shall apply where appropriate.
21.Execution of Agreement. The Participant shall indicate his or her consent and acknowledgment to the terms of this Agreement (including the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement) and the Plan by executing this Agreement pursuant to the instructions provided and otherwise shall comply with the requirements of paragraph 3. In addition, by consenting to the terms of this Agreement and the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, the Participant expressly agrees and acknowledges that Fidelity may deliver all documents, statements and notices associated with the Plan and this Agreement to the Participant in electronic form. The Participant and Verizon hereby expressly agree that the use of electronic media to indicate confirmation, consent, signature, acceptance, agreement and delivery shall be legally valid and have the same legal force and effect as if the Participant and Verizon executed this Agreement (including the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement) in paper form.
22.Confidentiality. Except to the extent otherwise required by law, the Participant shall not disclose, in whole or in part, any of the terms of this Agreement. This paragraph 22 does not prevent the Participant from disclosing the terms of this Agreement to the Participant’s spouse or beneficiary or to the Participant’s legal, tax, or financial adviser, provided that the Participant take all reasonable measures to assure that the individual to whom disclosure is made does not disclose the terms of this Agreement to a third party except as otherwise required by law.
23.Applicable Law. Except as expressly provided in Exhibit B, the validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

24.Notice. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of the Executive Vice President and Chief Human Resources Officer of Verizon at One Verizon Way, Basking Ridge, New Jersey 07920 and any notice to the Participant shall be addressed to the Participant at the current address shown on the payroll of the Company, or to such other address as the Participant may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy, sent by overnight carrier, or enclosed in a properly sealed envelope as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.
25.Dispute Resolution.

(a)General. Except as otherwise provided in paragraph 26 below, all disputes arising under or related to the Plan or this Agreement and all claims in which a Participant seeks damages or other relief that relate in any way to RSUs or other benefits of the Plan are subject to the dispute resolution procedure described below in this paragraph 25.
(i)For purposes of this Agreement, the term “Units Award Dispute” shall mean any claim against the Company or a Related Company, other than Units Damages Disputes described in paragraph (a)(ii) below, regarding (A) the interpretation of the Plan or this Agreement, (B) any of the terms or conditions of the RSUs issued under this Agreement, or (C) allegations of entitlement to RSUs or additional RSUs, or any other benefits, under the Plan or this Agreement; provided, however, that any dispute relating to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement or to the forfeiture of an award as a result of a breach of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement shall not be subject to the dispute resolution procedures provided for in this paragraph 25.

(ii)For purposes of this Agreement, the term “Units Damages Dispute” shall mean any claims between the Participant and the Company or a Related Company (or against the past or present directors, officers, employees, representatives, or agents of the Company or a Related Company, whether acting in their capacity as such or otherwise), that are related in any way to the Participant’s employment or former employment, including claims of alleged employment discrimination, wrongful termination, or violations of Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Age Discrimination in Employment Act, 42 U.S.C. § 1981, the Fair Labor Standards Act, the Family Medical Leave Act, the Sarbanes-Oxley Act, or any other U.S. federal, state or local law, statute, regulation, or ordinance relating to employment or any common law theories of recovery relating to employment, such as breach of contract, tort, or public policy claims, in which the damages or other relief sought relate in any way to RSUs or other benefits of the Plan or this Agreement.
(b)Internal Dispute Resolution Procedure. All Units Award Disputes, and all Units Damages Dispute alleging breach of contract, tort, or public policy claims with respect to the Plan or this Agreement (collectively, “Plan Disputes”), shall be referred in the first instance to the Verizon Employee Benefits Committee (“EB Committee”) for resolution internally within Verizon. Except where otherwise prohibited by law, all Plan Disputes must be filed in writing with the EB Committee no later than one year from the date that the dispute accrues. Consistent with paragraph 25(c)(i) of this Agreement, all decisions relating to the enforceability of the limitations period contained herein shall be made by the arbitrator. To the fullest extent permitted by law, the EB Committee shall have full power, discretion, and authority to interpret the Plan and this Agreement and to decide all Plan Disputes brought under this Plan and Agreement. Determinations made by the EB Committee shall be final, conclusive and binding, subject only to review by arbitration pursuant to paragraph (c)

below under the arbitrary and capricious standard of review. A Participant’s failure to refer a Plan Dispute to the EB Committee for resolution will in no way impair the Company’s right to compel arbitration or the enforceability of the waiver in paragraph 25(c)(ii).

(c)Arbitration. All appeals from determinations by the EB Committee as described in paragraph
(b) above, and any Units Damages Dispute, shall be fully and finally settled by arbitration administered by the American Arbitration Association (“AAA”) on an individual basis (and not on a collective or class action basis) before a single arbitrator pursuant to the AAA’s Commercial Arbitration Rules in effect at the time any such arbitration is initiated. Any such arbitration must be initiated in writing pursuant to the aforesaid rules of the AAA no later than one year from the date that the claim accrues, except where a longer limitations period is required by applicable law. However, a Participant’s failure to initiate arbitration within one year will in no way impair the Company’s right, exercised at its discretion, to compel arbitration or the enforceability of the waiver in paragraph 25(c)(ii). Decisions about the applicability of the limitations period contained herein shall be made by the arbitrator. A copy of the AAA’s Commercial Arbitration Rules may be obtained from Human Resources. The Participant agrees that the arbitration shall be held at the office of the AAA nearest the place of the Participant’s most recent employment by the Company or a Related Company, unless the parties agree in writing to a different location. All claims by the Company or a Related Company against the Participant, except for breaches of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, may also be raised in such arbitration proceedings.
(i)The arbitrator shall have the authority to determine whether any dispute submitted for arbitration hereunder is arbitrable. The arbitrator shall decide all issues submitted for arbitration according to the terms of the Plan, this Agreement (except for breaches of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement), existing Company policy, and applicable substantive Delaware State and
U.S. federal law and shall have the authority to award any remedy or relief permitted by such laws. The final decision of the EB Committee with respect to a Plan Dispute shall be upheld unless such decision was arbitrary or capricious. The decision of the arbitrator shall be final, conclusive, not subject to appeal, and binding and enforceable in any applicable court.
(ii)The Participant understands and agrees that, pursuant to this Agreement, with respect to Units Award Disputes and Units Damages Disputes, both the Participant and the Company or a Related Company waive any right to sue each other in a court of law or equity, to have a trial by jury, or to resolve disputes on a collective, or class, basis (except for breaches of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement), and that the sole forum available for the resolution of Units Award Disputes and Units Damages Disputes is arbitration as provided in this paragraph 25. If an arbitrator or court finds that the arbitration provisions of this Agreement are not enforceable, both Participant and the Company or a Related Company understand and agree to waive their right to trial by jury of any Units Award Dispute or Units Damages Dispute. This dispute resolution procedure shall not prevent either the Participant or the Company or a Related Company from commencing an action in any court of competent jurisdiction for the purpose of obtaining injunctive relief to prevent irreparable harm pending and in aid of arbitration hereunder; in such event, both the Participant and the Company or a Related Company agree that the party who commences the action may proceed without necessity of posting a bond.

(iii)In consideration of the Participant’s agreement in paragraph (ii) above, the Company or a Related Company will pay all filing, administrative and arbitrator’s fees incurred in connection with the arbitration proceedings. If the AAA requires the Participant to pay the initial filing fee, the Company or a Related Company will reimburse the Participant for that fee. All other fees incurred in connection with the arbitration proceedings, including but not limited to each party’s attorney’s fees, will be the responsibility of such party.
(iv)The parties intend that the arbitration procedure to which they hereby agree shall be the exclusive means for resolving all Units Award Disputes and Units Damages Disputes (subject to the mandatory EB Committee procedure provided for in paragraph 25(b) above). Their agreement in this regard shall be interpreted as broadly and inclusively as reason permits to realize that intent.

(v)The Federal Arbitration Act (“FAA”) shall govern the enforceability of this paragraph
25. If for any reason the FAA is held not to apply, or if application of the FAA requires consideration of state law in any dispute arising under this Agreement or subject to this dispute resolution provision, the laws of the State of Delaware shall apply without giving effect to the conflicts of laws provisions thereof.
(vi)To the extent an arbitrator determines that the Participant was not terminated for Cause and is entitled to the RSUs or any other benefits under the Plan pursuant to the provisions applicable to an involuntary termination without Cause, the Participant’s obligation to execute a separation agreement satisfactory to Verizon as provided under paragraph 7(c)(2) shall remain applicable in order to receive the benefit of any RSUs pursuant to this Agreement.
26.Additional Remedies. Notwithstanding the dispute resolution procedures, including arbitration, of paragraph 25 of this Agreement, and in addition to any other rights or remedies, whether legal, equitable, or otherwise, that each of the parties to this Agreement may have (including the right of the Company to terminate the Participant for Cause or to involuntarily terminate the Participant without Cause), the Participant acknowledges that—
(a)The Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement are essential to the continued goodwill and profitability of the Company and any Related Company;
(b)The Participant has broad-based skills that will serve as the basis for other employment opportunities that are not prohibited by the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement;
(c)When the Participant’s employment with the Company or any Related Company terminates, the Participant shall be able to earn a livelihood without violating any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement;
(d)Irreparable damage to the Company or any Related Company shall result in the event that the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement are not specifically enforced and that monetary damages will not adequately protect the Company and any Related Company from a breach of any of such Participant obligations and restrictions;
(e)If any dispute arises concerning the violation or anticipated or threatened violation by the Participant of any of the Participant’s obligations and restrictions set forth in Exhibits A or B to this

Agreement, an injunction may be issued restraining such violation pending the determination of such controversy, and no bond or other security shall be required in connection therewith;
(f)The Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement shall continue to apply after any expiration, termination, or cancellation of this Agreement;
(g)The Participant’s breach of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, including, for example, any breach of the Participant’s non-competition, non-solicitation or confidentiality restrictions, shall result in the Participant’s immediate forfeiture of all rights and benefits, including all RSUs and DEUs, under this Agreement; and
(h)All disputes relating to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, including their interpretation and enforceability and any damages (including but not limited to damages resulting in the forfeiture of an award or benefits under this Agreement) that may result from the breach of such Participant obligations and restrictions shall not be subject to the dispute resolution procedures, including arbitration, of paragraph 25 of this Agreement, but shall instead be determined in a court of competent jurisdiction.

IN WITNESS WHEREOF, the parties have executed this Agreement as of this 17th day of October 2025.

VERIZON COMMUNICATIONS, INC.:

By:
Todd N. Brooks Senior Vice President - Compensation & Benefits

THE PARTICIPANT:

Daniel H. Schulman

As part of the Agreement to which this Exhibit A is attached, you, the Participant, agree to the following obligations:

1.Effect of a Material Restatement of Financial Results; Recoupment; Company Policies Regarding Securities Transactions.
(a)General. Notwithstanding anything in this Agreement to the contrary, you agree that, with respect to all RSUs granted to you on or after January 1, 2007 and all short-term incentive awards made to you on or after January 1, 2007, to the extent the Company or any Related Company is required to materially restate any financial results based upon your willful misconduct or gross negligence while employed by the Company or any Related Company (and where such restatement would have resulted in a lower payment being made to you), you will be required to repay all previously paid or deferred (i) RSUs and (ii) short-term incentive awards that were provided to you during the performance periods that are the subject of the restated financial results, plus a reasonable rate of interest. For purposes of this paragraph, “willful misconduct” and “gross negligence” shall be as determined by the Committee. The Audit Committee of the Verizon Board of Directors shall determine whether a material restatement of financial results has occurred. If you do not repay the entire amount required under this paragraph, the Company may, to the extent permitted by applicable law, offset your obligation to repay against any source of income available to it, including but not limited to any money you may have in your nonqualified deferral accounts.
(b)Requirements of Recoupment Policy or Applicable Law. The repayment rights contained in paragraph 1(a) of Exhibit A shall be in addition to, and shall not limit, any other rights or remedies that the Company may have under law or in equity, including, without limitation, (i) any right that the Company may have under any Company recoupment policy that may apply to you, including, without limitation, the Company’s Policy for the Recovery of Erroneously Awarded Compensation (as may be in effect from time to time), to the extent applicable, or (ii) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Securities Exchange Act of 1934, as amended (as determined by the applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission) or under any other applicable law. By accepting this award of RSUs, you agree and consent to the Company’s application, implementation and enforcement of any such Company recoupment policy (as it may be in effect from time to time) that may apply to you and any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation and expressly agree that the Company may take such actions as are permitted under any such policy (as applicable to you) or applicable law, such as the cancellation of RSUs and repayment of amounts previously paid or deferred with respect to any previously granted RSUs or short-term incentive awards, without further consent or action being required by you.
(c)Company Policies Regarding Securities Transactions. By accepting this award of RSUs, you agree to comply with all Company policies regarding trading in securities or derivative securities (including, without limitation, the Company’s policies prohibiting trading on material inside information regarding the Company or any business with which the Company does business, the Company’s policies prohibiting engaging in financial transactions that would allow you to benefit from a devaluation of the Company’s securities, and any additional policy that the Company may adopt prohibiting you from hedging your economic exposure to the Company’s securities), as such policies are in effect from time to time and for as long as such policies are applicable to you.

2.Definitions. Except where clearly provided to the contrary or as otherwise defined in this Exhibit A, all capitalized terms used in this Exhibit A shall have the definitions given to those terms in the Agreement to which this Exhibit A is attached.

3.Agreement to Participant’s Obligations. You shall indicate your agreement to the obligations and restrictions set forth in this Exhibit A in accordance with the instructions provided in the Agreement, and your acceptance of the Agreement shall include your acceptance of such obligations and restrictions. As stated in paragraph 21 of the Agreement, you and Verizon hereby expressly agree that the use of electronic media to indicate confirmation, consent, signature, acceptance, agreement and delivery shall be legally valid and have the same legal force and effect as if you and Verizon executed this Exhibit A in paper form.

As part of the Agreement to which this Exhibit B is attached in exchange for the grant of RSUs under the Agreement, which serves as mutually agreed-upon consideration for the Agreement, including the non-competition restriction set forth in paragraph 1 (the “Non-Compete Restriction”), you (the “Participant”) and the Company, or any Related Company which employs or employed you, agree to the following obligations:
1. Non-Competition.

(a)Prohibited Conduct. Subject to paragraph 12 below, during the period of your employment with the Company or any Related Company, and for a period ending twenty-four (24) months following a termination of your employment for any reason with the Company or any Related Company, you shall not, without the prior written consent of the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee) directly or indirectly:

(1)personally engage in Competitive Activities (as defined below); or
(2)own, manage, control, or participate in the ownership, management, or control of, or provide consulting or advisory services to, any person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities, or any company or person affiliated with such person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities; provided that your purchase or holding, for investment purposes, of securities of a publicly traded company shall not constitute “ownership” or “participation in the ownership” for purposes of this paragraph so long as your equity interest in any such company is less than a controlling interest.

This subparagraph (a) shall not prohibit you from (i) being employed by, or providing services to, a consulting firm, provided that you do not personally engage in Competitive Activities or provide consulting or advisory services to any person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities, or to any person or entity affiliated with such person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities, or (ii) engaging in the practice of law as an in-house counsel, sole practitioner or as a partner in (or as an employee of or counsel to) a corporation or law firm in accordance with applicable legal and professional standards. Exception (ii), however, does not apply to you engaging in Competitive Activities or providing services to any person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities, wherein neither such engagement nor such service provided is primarily the practice of law.
(b)Competitive Activities. For purposes of this Exhibit B: “Competitive Activities” means any activities relating to products or services of the same or similar type as the products or services (1) that were or are sold (or, pursuant to an existing business plan, will be sold) to paying customers of the Company or any Related Company, and (2) for which you are responsible (directly or indirectly) or otherwise have any involvement in planning, developing, managing, marketing, selling, overseeing, supporting, implementing, or performing, or had any such responsibility or involvement within your most recent 24 months of employment with the Company or any Related Company. Notwithstanding the previous sentence, an activity shall not be treated as a Competitive Activity if the geographic marketing area of such same or similar products or services does not have any overlap with the geographic marketing area for the applicable products and services of the Company or any Related Company.

2. Interference With Business Relations. Subject to paragraph 12 below, during the period of your employment with the Company or any Related Company, and for a period ending twenty-four (24) months following a termination of your employment for any reason with the Company or any Related Company, you shall not, without the prior written consent of the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee):

(a)recruit, induce or solicit, directly or indirectly, any employee of the Company or Related Company who was employed by the Company or any Related Company prior to or as of your termination date and whom you worked with or had contact with, or had confidential information about, while employed by the Company or any Related Company for employment or for retention as a consultant or service provider to any person or entity;
(b)hire or participate (with another person or entity) in the process of recruiting, soliciting or hiring, directly or indirectly, any person who is then an employee of the Company or any Related Company whom you worked with or had contact with, or had confidential information about, while employed by the Company or any Related Company, or provide, directly or indirectly, names or other information about any employees of the Company or Related Company whom you worked with or had contact with, or had confidential information about, while employed by the Company or any Related Company to any person or entity under circumstances that could lead to the use of any such information for purposes of recruiting, soliciting or hiring any such employee for any person or entity;
(c)interfere, or attempt to interfere, directly or indirectly, with any relationship of the Company or any Related Company with any of its employees, agents, or representatives;
(d)solicit or induce, or in any manner attempt to solicit or induce, directly or indirectly, any client, customer, or Prospect (defined below) of the Company or any Related Company (1) to cease being, or not to become, a customer of the Company or any Related Company, or (2) to divert any business of such customer or Prospect from the Company or any Related Company; or

(e)otherwise interfere with, disrupt, or attempt to interfere with or disrupt, directly or indirectly, the relationship, contractual or otherwise, between the Company or any Related Company and any of its customers, clients, Prospects, suppliers, vendors, service providers, developers, joint ventures, equity investments or partners, inventors, consultants, employees, agents, or representatives.
For purposes of paragraphs 2(d) and 2(e), “Prospect” shall mean any person or entity from whom or which any business was being solicited by Verizon or any Related Company within the most recent 12-month period of your employment.

3. Protection of Confidential Information. You shall at all times, including after any termination of your employment with the Company or any Related Company, preserve the confidentiality of all Confidential Information (defined below) of the Company or any Related Company, and you shall not use for the benefit of yourself or any person, other than the Company or a Related Company, or disclose to any person, except and to the extent that disclosure of such information is authorized under applicable laws or regulations (e.g., “whistleblower” laws such as 18 USC 1833(b) described below), any Confidential Information or trade secrets of the Company or any Related Company. “Confidential Information” means any information or data related to the Company or any Related Company, including information entrusted to the Company or a Related Company by others, which has not been fully disclosed to the public by the Company or a Related Company, which is treated as confidential or otherwise protected within the Company or any Related Company or is of value to competitors, such as: trade secrets; strategic or tactical business plans; undisclosed business, operational or financial data; ideas, processes, methods, techniques, systems, models, devices, programs, computer software, or related information; documents relating to regulatory matters or correspondence with governmental entities; information concerning any past, pending, or threatened legal dispute; pricing or cost data; the identity, reports or analyses of business prospects; business transactions (including those that are contemplated or planned); research data; personnel information or data; identities of suppliers to the Company or any Related Company or users or purchasers of the Company’s or Related Company’s products or services; the Agreement to which this Exhibit B is attached; and any other non-public information pertaining to or known by the Company or a Related Company, including confidential or non-public information of a third party that you know or should know the Company or a Related Company is obligated to protect.
For the avoidance of doubt, any information that becomes publicly known through no fault of yours shall not be considered “Confidential Information” for purposes of this Agreement after it becomes publicly known.

4. Notice of Immunity. Section 18 USC 1833(b) provides that “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that—(A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.” Nothing in the Agreement, including this Exhibit B, is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b).
5.Return of Company Property; Ownership of Intellectual Property Rights. You agree that on or before termination of your employment for any reason with the Company or any Related Company, you shall return to the Company all property owned by the Company or any Related Company or in which the Company or any Related Company has an interest or to which the Company or any Related Company has any obligation, including any and all files, documents, data, records and any other non-public information (whether on paper or in tapes, disks, memory devices, or other machine-readable form), office equipment, credit cards, and employee identification cards. You acknowledge that the Company (or, as applicable, a Related Company) is the rightful owner of, and you hereby grant and assign, all worldwide right, title and interest in and to any Intellectual Property (defined below) to Company (or, as applicable, a Related Company).You shall at all times, both before and after termination of your employment, cooperate with the Company (or, as applicable, any Related Company) and its representatives in executing and delivering documents requested by the Company or a Related Company, and taking any other actions, that are necessary or requested by the Company or a Related Company to assist the Company or any Related Company in patenting, copyrighting, protecting, registering, or enforcing any Intellectual Property and to vest title thereto solely in the Company (or, as applicable, a Related Company). You irrevocably designate and appoint Verizon, its duly authorized officers and legal counsel, as your agents and attorneys-in-fact authorized to execute and file any document in your name that is necessary to secure, perfect or memorialize the rights of Company (or, as applicable, a Related Company) in Intellectual Property, such power of attorney coupled with the interest conveyed by you in Intellectual Property. You waive any moral rights, artist’s rights or the like you may obtain in any Intellectual Property, or, to the extent such waiver is not permitted by law, hereby agree not to assert any moral rights, artist’s rights or the like to any Intellectual Property against Company, any Related Company, or their assignees or licensees. As used herein, “Intellectual Property” means any of the following created, invented, discovered or developed by you (alone or with others) during the period of your employment by Company or any Related Company: (a) ideas, inventions, designs, models, algorithms and discoveries (whether patentable or not); computer programs, documents, images, works of authorship and other information fixed in tangible media (whether copyrightable or not); trade secrets, know how, models, data and other Confidential Information regarding the business of Company or any Related Company; trademarks, trade dress, designs and other indicia or origin (whether registered or not); and all worldwide intellectual property rights obtained based on the foregoing, including patents, utility models, copyrights, trademarks, trade secrets, rights in data, or other intellectual property or neighboring rights.
Notwithstanding the foregoing, Intellectual Property does not include anything developed entirely on your own time without using any equipment, supplies, facilities or confidential information of Company or any Related Company, except that which (i) relates at the time of its conception or reduction to practice to the business of Company or any Related Company or actual or demonstrably anticipated research or development of Company or any Related Company, or (ii) results from any work performed by you for Company or any Related Company.

6.Nondisparagement. To the extent permitted by law, you agree to take no action that would cause the Company or any Related Company (including its present and former employees and directors) embarrassment or humiliation or otherwise cause or contribute to the Company or any Related Company (including its present and former employees and directors) being held in a negative light or in disrepute by the general public or the Company’s or any Related Company’s clients, shareholders, customers, federal or state regulatory agencies, employees, agents, officers, or directors. Nothing in this provision prohibits you from providing truthful testimony as required by law or to a government authority with jurisdiction over the Company or a Related Company in connection with an investigation by that authority, as to a possible violation of applicable law.
7.Definitions. Except where clearly provided to the contrary or as otherwise defined in this Exhibit B, all capitalized terms used in this Exhibit B shall have the definitions given to those terms in the Agreement to which this Exhibit B is attached.

8.Effective Date; Changes in Employment. This Exhibit B shall be effective upon your execution of this Agreement, and it shall be binding upon the parties and their heirs, successors, and assigns.
This Exhibit B shall apply to and govern any and all positions you may hold with the Company or any Related Company or with any of the Company’s or Related Company’s transferees, successors, or assignees. You understand that, from time to time, you may be promoted, demoted, or assigned different or additional duties and responsibilities, and that your position, title, compensation, department or business unit, location, or other aspects of your employment may change in whole or in part. You therefore agree that no change in your employment, including any interruption in your employment, will affect the validity, applicability, or scope of this Exhibit B or your obligations under this Exhibit B.
9.Agreement to Non-Competition, Non-Solicitation, Confidentiality and Other Obligations. You acknowledge that the geographic boundaries, scope of prohibited activities, and time duration of the restrictions set forth in paragraphs 1 and 2 above are reasonable in nature and are no broader than are necessary to maintain the confidential information, trade secrets and the goodwill of the Company and its Related Companies and to protect the other legitimate business interests of the Company and its Related Companies and are not unduly restrictive on you. In addition, you and the Company agree and intend that the covenants contained in paragraphs 1 and 2 shall be deemed to be a series of separate covenants and agreements, one for each and every county or political subdivision of each applicable state of the United States and each country of the world. It is the desire and intent of the parties hereto that the provisions of this Exhibit B be enforced to the fullest extent permissible under the governing laws and public policies of the State of New Jersey, and to the extent applicable, each jurisdiction in which enforcement is sought. Accordingly, if any provision in this Exhibit B or deemed to be included in this Exhibit B shall be adjudicated to be invalid or unenforceable, such provision, without any action on the part of the parties hereto, shall be deemed amended to delete or to modify (including, without limitation, a reduction in duration, geographical area or prohibited business activities) the portion adjudicated to be invalid or unenforceable, such deletion or modification to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made, and such deletion or modification to be made only to the extent necessary to cause the provision as amended to be valid and enforceable

You shall indicate your agreement to the obligations and restrictions set forth in this Exhibit B in accordance with the instructions provided in the Agreement, and your acceptance of the Agreement shall include your acceptance of such obligations and restrictions. As stated in paragraph 21 of the Agreement, you and Verizon hereby expressly agree that the use of electronic media to indicate confirmation, consent, signature, acceptance, agreement and delivery shall be legally valid and have the same legal force and effect as if you and Verizon executed this Exhibit B in paper form.

10.Right to Counsel/Time to Consider. You acknowledge that you have been advised in writing to, and have had the opportunity to, consult with counsel of your choice concerning the terms and conditions of this Exhibit B and that you have been provided with at least fourteen (14) days to review and consider this Exhibit B prior to accepting it.
To ensure compliance with your obligations and restrictions set forth in this Exhibit B, you agree that you will disclose to a designated member of the Company’s Executive Compensation department any contemplated post-employment activity in which you intend to engage during the twelve (12) months following the termination of your employment with the Company or any Related Company for any reason, whether as an employee, owner, advisor and/or any other capacity, prior to you commencing any such post-employment activity.
11.Governing Law and Non-exclusive Forum. Except as otherwise provided in the state-specific modifications set forth in paragraph 12 below, the parties expressly agree: (a) that, because the Plan is centrally administered in the State of New Jersey by employees of a Verizon Communications Inc. affiliate, the subject matter of this Exhibit B bears a reasonable relationship to the State of New Jersey;
(b) that this Exhibit B is made under, shall be construed in accordance with, and governed in all respects by the laws of the State of New Jersey without giving effect to any other jurisdiction’s choice of law rules; and (c) the parties consent to the non-exclusive jurisdiction and venue of the courts of the State of New Jersey, and the federal courts of the United States of America located in the State of New Jersey, over any action, claim, controversy or proceeding arising under this Exhibit B, and irrevocably waive any objection they may now or hereafter have to the non-exclusive jurisdiction and venue of such courts.
12.State-Specific Notifications.

(a)The following notification is provided to you pursuant to certain state laws regarding invention assignments by employees. (I) FOR ANY TIME DURING WHICH YOU ARE EMPLOYED IN THE STATES OF CALIFORNIA, DELAWARE, ILLINOIS, KANSAS, MINNESOTA, NEW JERSEY, NORTH CAROLINA, UTAH OR WASHINGTON BY VERIZON OR ANY
RELATED COMPANY, THIS IS TO NOTIFY you, in accordance with the laws of the aforementioned states, that this Agreement does not require you to assign or offer to assign to Verizon or any Related Company any invention that you developed entirely on your own time without using the equipment, supplies, facilities or trade secret information of Verizon or a Related Company except for those inventions that either: (1) Relate at the time of conception or reduction to practice of the invention to the business, or actual or demonstrably anticipated research or development, of Verizon or a Related Company; or (2) Result from any work performed by you for Verizon or a Related Company. (II) You are not required to assign an invention that is excluded from assignment in part (I) to Verizon or a Related Company during the time you are employed in the states noted above. (III) The exclusion of part (I) does not apply to any patent or invention covered by a contract between Verizon or a Related Company and the United States or any of its agencies requiring full title to such patent or invention to be in the United States.

(b)Modifications and Notices as to California, Colorado, Minnesota, Washington State, and Washington, D.C.:
(1)California: If you reside or work in California when you sign this Agreement, paragraphs 1 and 2 of Exhibit B do not apply to you. If you reside and work outside California when you sign this Agreement, but you subsequently reside or work in California, then while you reside or work in California, paragraphs 1 and 2 of Exhibit B will be deemed not to apply to you and will not be enforced against you.
Additionally, for employees who reside in the State of California at the time they execute the Agreement or who relocate to California prior to the end of their employment with the Company or any Related Company, the language in paragraph 11 of Exhibit B is replaced (for the time the employee resides in California) with:

For as long as you are a resident of California, this Exhibit B and any disputes that may arise out of or relate to this Exhibit B shall, in all respects, be governed by, and construed and interpreted in accordance with, the laws of the State of California and any action concerning this Exhibit B shall be commenced and maintained exclusively in the state or federal courts located within California.

(2)Colorado: For employees who, at the time employment ends, primarily resided and worked for the Company or any Related Company in the State of Colorado, the language in paragraph 11 of Exhibit B is replaced with:

This Exhibit B, and any disputes that may arise out of or relate to this Exhibit B, shall be governed in all respects by, and this Exhibit B shall be construed and interpreted in accordance with, the laws of Colorado, without regard to choice of law principles or any other doctrine or principle that would result in the application of any law other than the law of Colorado.
You agree that any action concerning this Exhibit B shall be commenced and maintained exclusively in the state or federal courts in Colorado.
Additionally, for employees who reside in the State of Colorado at the time they execute the Agreement, including Exhibit B, the Non-Disparagement Restriction in paragraph 6 does not apply.

The following additional acknowledgements supplement Exhibit B:

By executing this Agreement, you acknowledge and agree that the Company and any Related Company have not used force, threats, or other means of intimidation to prevent you from engaging in any lawful occupation at any place that you see fit.

(3)Minnesota: The Non-Compete Restriction in paragraph 1 of Exhibit B does not apply for so long as you primarily live and work in the State of Minnesota. Additionally, for employees primarily residing and working in the State of Minnesota at the time they execute the Agreement or who relocate to Minnesota and are a resident of Minnesota at the end of their employment with the Company or any Related Company, the language in paragraph 11 of Exhibit B is replaced (for the time they remain primarily residing and working in Minnesota) with:
For as long as you primarily reside and work in Minnesota, this Exhibit B and any disputes that may arise out of or relate to this Exhibit B shall, in all respects, be governed by, and construed and interpreted in accordance with, the laws of the laws of the State of Minnesota and any action concerning this Exhibit B shall be commenced and maintained exclusively in the state or federal courts located within Minnesota.

(4)Washington: For employees based in Washington state, the language in paragraph 11 of Exhibit B is replaced with:

This Exhibit B, and any disputes that may arise out of or relate to this Exhibit B, shall be governed in all respects by, and this Exhibit B shall be construed and interpreted in accordance with, the laws of Washington State, without regard to choice of laws principles or any other doctrine or principle that would result in the application of any law other than the law of Washington State.
You agree that any action concerning this Exhibit B shall be commenced and maintained exclusively in the state or federal courts in Washington State.

(5)Washington, D.C.: In the Non-Compete Restriction, paragraph 1 of Exhibit B, the language “for a period ending twelve (12) months” is replaced with “for a period ending 365 days.”
NOTICE: To all employees working in Washington, D.C. who earn an amount greater than or equal to the applicable statutory threshold from the Company or any Related Company on an annualized basis:

The District of Columbia Ban on Non-Compete Agreements Amendment Act of 2020 limits the use of noncompete agreements. It allows employers to request noncompete agreements from “highly compensated employees” under certain conditions. The Company has determined that you are a highly compensated employee. For more information about the Ban on Non-Compete Agreements Amendment Act of 2020, contact the District of Columbia Department of Employment Services (DOES).

EXHIBIT B

VERIZON COMMUNICATIONS INC. LONG-TERM INCENTIVE PLAN CEO RESTRICTED STOCK UNIT AGREEMENT
AGREEMENT between Verizon Communications Inc. (“Verizon” or the “Company”) and you (the “Participant”) and your heirs and beneficiaries.
1.Purpose of Agreement. The purpose of this Agreement is to provide a grant of restricted stock units (“RSUs”) to the Participant.
2.Agreement. This Agreement is entered into pursuant to the 2017 Verizon Communications Inc. Long-Term Incentive Plan (the “Plan”), and evidences the grant of a restricted stock unit award in the form of RSUs pursuant to the Plan. In consideration of the benefits described in this Agreement, which Participant acknowledges are good, valuable and sufficient consideration, the Participant agrees to comply with the terms and conditions of this Agreement, including the Participant’s obligations and restrictions set forth in Exhibit A to this Agreement and the Participant’s non-competition, non-solicitation, confidentiality and other obligations and restrictions set forth in Exhibit B to this Agreement, both of which are incorporated into and are a part of the Agreement. The RSUs and this Agreement are subject to the terms and provisions of the Plan. By executing this Agreement, the Participant agrees to be bound by the terms and provisions of the Plan and this Agreement, including but not limited to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement. In addition, the Participant agrees to be bound by the actions of the Human Resources Committee of Verizon’s Board of Directors or any successor thereto (the “Committee”), and any designee of the Committee (to the extent that such actions are exercised in accordance with the terms of the Plan and this Agreement). If there is a conflict between the terms of the Plan and the terms of this Agreement, the terms of this Agreement shall control.
3.Contingency. The grant of RSUs is contingent on the Participant’s timely acceptance of this Agreement and satisfaction of the other conditions contained in it. Acceptance shall be through execution of the Agreement as set forth in paragraph 21. If the Participant does not accept this Agreement by the close of business on December 30, 2025, the Participant shall not be entitled to this grant of RSUs regardless of the extent to which the requirements in paragraph 5 (“Vesting”) are satisfied. In addition, to the extent a Participant is on a Company approved leave of absence, including but not limited to short-term disability leave, he or she will not be entitled to this grant of RSUs until such time as he or she has a bona fide return to work with Verizon or a Related Company (as defined in paragraph 13) and accepts this Agreement within the time period established by the Company.
4.Number of Units. The Participant is granted the number of RSUs as specified in the Participant’s account under the 2025 RSU grant, administered by Fidelity Investments or any successor thereto (“Fidelity”). A RSU is a hypothetical share of Verizon’s common stock. The value of a RSU on any given date shall be equal to the closing price of Verizon’s common stock on the New York Stock Exchange (“NYSE”) as of such date. A Dividend Equivalent Unit (“DEU”) or fraction thereof shall be added to each RSU each time that a dividend is paid on Verizon’s common stock with respect to each dividend record date that occurs after the date of grant and prior to the payment of a RSU. The amount of each DEU shall be equal to the corresponding dividend paid on a share of Verizon’s common stock. The DEU shall be converted into RSUs or fractions thereof based upon the closing price of Verizon’s common stock traded on the NYSE on the dividend payment date of each declared dividend on Verizon’s common stock, and such RSUs or fractions thereof shall be added to the Participant’s RSU balance. DEUs that are credited will be subject to the same vesting, termination and other terms as the RSUs to which they relate. To the extent that Fidelity or the Company makes an error, including but not limited to an administrative error with respect to the number or value of the RSUs granted to the Participant under this Agreement, the DEUs credited to the Participant’s account or the amount of the final award payment, the Company or Fidelity specifically reserves the right to correct such error at any time and the Participant agrees that he or she shall be legally bound by any corrective action taken by the Company or Fidelity.
5.Vesting.
(a)General. The Participant shall vest in the total number of RSUs subject to this grant (including DEUs credited with respect to such RSUs) on December 31, 2027. The Participant must be continuously employed by the Company or a Related Company (as defined in paragraph 13) from the date the RSUs are granted through December 31, 2027 as a condition to the vesting of the RSUs, except as otherwise provided in paragraph 7 (“Early Cancellation/Accelerated Vesting of RSUs”) or as otherwise provided by the Committee.
(b)Transfer. Transfer of employment from Verizon to a Related Company, from a Related Company to Verizon, or from one Related Company to another Related Company shall not constitute a separation from employment hereunder, and service with a Related Company shall be treated as service with the Company for purposes of the continuous employment requirement in paragraph 5(a).
6.Payment. All payments under this Agreement shall be made in shares of Verizon common stock. Subject to paragraph 7(a) and 7(b), as soon as practicable after the vesting date of the RSUs specified in paragraph 5(a) (but in no event later than two and one-half months after the vesting date), the number of shares that shall be paid shall equal the number of RSUs that vested (minus shares withheld for taxes) (subject, however, to any deferral application that the Participant has made under the deferral plan (if any) then available to the Participant). If the Participant dies before any payment due hereunder is made, such payment shall be made to the Participant’s beneficiary, as designated under paragraph 11. Once a payment has been made with respect to a RSU, the RSU shall be cancelled; however, all other terms of the Agreement, including but not limited to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, shall remain in effect.
7.Early Cancellation/Accelerated Vesting of RSUs. Notwithstanding the provisions of paragraph 5, RSUs may vest or be forfeited before the applicable vesting and payment dates set forth above as follows:
(a)Termination for Cause. If the Participant’s employment by the Company or a Related Company is terminated by the Company or a Related Company for Cause (as defined below) at any time prior to the date that the RSUs are paid pursuant to paragraph 6, the RSUs (whether vested or not) shall automatically terminate and be cancelled as of the applicable termination date without payment of any consideration by the Company and without any other action by the Participant.
(b)Voluntary Separation On or Before December 31, 2027 for any Reason. If the Participant separates from employment on or before December 31, 2027 for any reason other than as specified in paragraph 7(c) and 7(d) below, all then-unvested RSUs shall automatically terminate and be cancelled as of the applicable termination date without payment of any consideration by the Company and without any other action by the Participant.
(c)Involuntary Termination Without Cause, Termination Due to Death or Disability or Termination Due to Succession Event.
(1)If the Participant ceases to be employed by the Company or a Related Company either (A) under circumstances where a successor Chief Executive Officer (“CEO”) of the Company has been appointed by the Board and the Committee has determined, in its sole discretion but acting reasonably and in good faith, that the Participant has satisfactorily facilitated an orderly transition of duties to such successor CEO of the Company (a “Succession Event”), or (B) due to the Participant’s death or Disability (as defined below) on or before December 31, 2027, then the Participant’s RSUs shall vest (without, for the avoidance of doubt, prorating the award) and without regard to the vesting schedule set forth in paragraph 5(a).
(2)If the Participant ceases to be employed by the Company or a Related Company by reason of an involuntary termination of the Participant’s employment by the Company or a Related Company without Cause on or before December 31, 2027, then the Participant shall vest in a Pro-Rata Portion (as defined below) of the Participant’s RSUs that were (but for such separation from employment) scheduled to vest pursuant to paragraph 5(a) on the vesting date. For this purpose, “Pro-Rata Portion” means a fraction, the numerator of which is the total number of calendar days in the period beginning on the date the Participant’s RSUs were granted through and including the date of the Participant’s separation from employment, and the denominator of which is the total number of days between the date the Participant’s RSUs were granted and December 31, 2027.
(3)The accelerated vesting of any RSUs pursuant to paragraph 7(c)(1) or 7(c)(2) is conditioned on (i) the Participant not committing a breach of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement and (ii) the Participant executing, within the time prescribed by Verizon, a separation agreement satisfactory to Verizon, which separation agreement will include, among other terms, a general release waiving any claims the Participant may have against Verizon and any Related Company and non-competition and non-solicitation provisions that are no more restrictive than those contained in Exhibit B (otherwise, paragraph 7(b) shall apply).
(4)Any RSUs that vest pursuant to paragraph 7(c)(1) or 7(c)(2) shall be payable as soon as practicable after the RSUs vest (but in no event later than two and one-half months after the RSUs vest).

(d)Change in Control. If a Participant ceases to be employed by the Company or a Related Company due to an involuntary termination of the Participant’s employment by the Company or a Related Company without Cause within twelve (12) months following the occurrence of a Change in Control of Verizon (as defined in the Plan), the Participant’s RSUs shall vest (without prorating the award) without regard to the continuous employment requirement set forth in paragraph 5(a); provided, however, that all other terms of the Agreement, including but not limited to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, shall remain in effect. If both paragraph 7(c) and this paragraph 7(d) would otherwise apply in the circumstances, this paragraph 7(d) shall control. Any RSUs that vest pursuant to this paragraph 7(d) shall be payable as soon as practicable after the RSUs vest (but in no event later than two and one-half months after the RSUs vest).
(e)Vesting Schedule. Except and to the extent provided in paragraphs 7(c) and (d), nothing in this paragraph 7 shall alter the vesting schedule prescribed by paragraph 5.
(f)Defined Terms. For purposes of this Agreement, the following definitions shall apply:

(1)“Cause” means the occurrence of any of the following: (i) incompetence or negligence in the discharge of, or inattention to or neglect of or failure to perform, the duties and responsibilities assigned to the Participant; fraud, misappropriation or embezzlement; or a material breach of the Verizon Code of Conduct (as in effect at the relevant time) or any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, all as determined by the Board, or (ii) commission of any felony of which the Participant is finally adjudged guilty by a court of competent jurisdiction.
(2)“Disability” means the total and permanent disability of the Participant as defined by, or determined under, the Company’s long-term disability benefit plan.
8.Shareholder Rights. The Participant shall have no rights as a shareholder with respect to the RSUs until the date on which the Participant becomes the holder of record with respect to any shares of Verizon common stock to which this grant relates. Except as provided in the Plan or in this Agreement, no adjustment shall be made for dividends or other rights for which the record date occurs while the RSUs are outstanding.
9.Amendment of Agreement. Except to the extent required by law or specifically contemplated under this Agreement, neither the Committee nor the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee) may, without the written consent of the Participant, change any term, condition or provision affecting the RSUs if the change would have a material adverse effect upon the RSUs or the Participant’s rights thereto. Nothing in the preceding sentence shall preclude the Committee or the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee) from exercising administrative discretion with respect to the Plan or this Agreement, and the exercise of such discretion shall be final, conclusive and binding. This discretion includes, but is not limited to, corrections of any errors, including but not limited to any administrative errors, and determining whether the Participant has been discharged for Cause, has a Disability, has breached any of the Participant’s obligations or restrictions set forth in Exhibits A and B to this Agreement or has satisfied the requirements for a bona fide return to work under paragraph 3 and for vesting and payment under paragraphs 5 and 7 of this Agreement, and whether there has been a Succession Event.
10.Assignment. The RSUs shall not be assigned, pledged or transferred except by will or by the laws of descent and distribution. During the Participant’s lifetime, the RSUs may be deferred only by the Participant or by the Participant’s guardian or legal representative in accordance with the deferral regulations, if any, established by the Company.
11.Beneficiary. The Participant shall designate a beneficiary in writing and in such manner as is acceptable to the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee). Each such designation shall revoke all prior designations by the Participant with respect to the Participant’s benefits under the Plan and shall be effective only when filed by the Participant with the Company during the Participant’s lifetime. If the Participant fails to so designate a beneficiary, or if no such designated beneficiary survives the Participant, the Participant’s beneficiary shall be the Participant’s estate.
12.Other Plans and Agreements. Any payment received (or deferred) by the Participant pursuant to this Agreement shall not be taken into account as compensation in the determination of the Participant’s benefits under any pension, savings, life insurance, severance or other benefit plan maintained by Verizon or a Related Company. The Participant acknowledges that this Agreement or any prior RSU agreement shall not entitle the Participant to any other benefits under the Plan or any other plans maintained by the Company or a Related Company.
13.Company and Related Company. For purposes of this Agreement, “Company” means Verizon Communications Inc. “Related Company” means (a) any corporation, partnership, joint venture, or other entity in which Verizon Communications Inc. holds a direct or indirect ownership or proprietary interest of 50 percent or more at any time during the term of this Agreement, or (b) any corporation, partnership, joint venture, or other entity in which Verizon Communications Inc. holds a direct or indirect ownership or other proprietary interest of less than 50 percent at any time during the term of this Agreement but which, in the discretion of the Committee, is treated as a Related Company for purposes of this Agreement.
14.Employment Status. The grant of the RSUs shall not be deemed to constitute a contract of employment for a particular term between the Company or a Related Company and the Participant, nor shall it constitute a right to remain in the employ of any such Company or Related Company. In addition, acceptance of this Agreement shall not be deemed to be a condition of continuing employment.
15.Withholding. The Participant acknowledges that he or she shall be responsible for any taxes that arise in connection with this grant of RSUs, and the Company shall make such arrangements as it deems necessary for withholding of any taxes it determines are required to be withheld pursuant to any applicable law or regulation.
16.Securities Laws. The Company shall not be required to make payment with respect to any shares of common stock prior to the admission of such shares to listing on any stock exchange on which the stock may then be listed and the completion of any registration or qualification of such shares under any federal or state law or rulings or regulations of any government body that the Company, in its discretion, determines to be necessary or advisable.
17.Committee Authority. The Committee shall have complete discretion in the exercise of its rights, powers, and duties under this Agreement. Any interpretation or construction of any provision of, and the determination of any question arising under, this Agreement shall be made by the Committee in its discretion, as described in paragraph 9. The Committee and the Audit Committee of Verizon’s Board of Directors may designate any individual or individuals to perform any of its functions hereunder and utilize experts to assist in carrying out their duties hereunder.
18.Successors. This Agreement shall be binding upon, and inure to the benefit of, any successor or successors of the Company and the person or entity to whom the RSUs may have been transferred by will, the laws of descent and distribution, or beneficiary designation. All terms and conditions of this Agreement imposed upon the Participant shall, unless the context clearly indicates otherwise, be deemed, in the event of the Participant’s death, to refer to and be binding upon the Participant’s heirs and beneficiaries.
19.Construction. In the event that any provision of this Agreement is held invalid or unenforceable, such provision shall be considered separate and apart from the remainder of this Agreement, which shall remain in full force and effect. In the event that any provision, including any of the Participant’s obligations or restrictions set forth in Exhibits A and B to this Agreement, is held to be unenforceable for being unduly broad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and shall be enforced as amended. The RSUs are intended to not be subject to any tax, interest or penalty under Section 409A of the Code, and this Agreement shall be construed and interpreted consistent with such intent.
20.Defined Terms. Except where the context clearly indicates otherwise, all capitalized terms used herein shall have the definitions ascribed to them by the Plan, and the terms of the Plan shall apply where appropriate.
21.Execution of Agreement. The Participant shall indicate his or her consent and acknowledgment to the terms of this Agreement (including the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement) and the Plan by executing this Agreement pursuant to the instructions provided and otherwise shall comply with the requirements of paragraph 3. In addition, by consenting to the terms of this Agreement and the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, the Participant expressly agrees and acknowledges that Fidelity may deliver all documents, statements and notices associated with the Plan and this Agreement to the Participant in electronic form. The Participant and Verizon hereby expressly agree that the use of electronic media to indicate confirmation, consent, signature, acceptance, agreement and delivery shall be legally valid and have the same legal force and effect as if the Participant and Verizon executed this Agreement (including the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement) in paper form.
22.Confidentiality. Except to the extent otherwise required by law, the Participant shall not disclose, in whole or in part, any of the terms of this Agreement. This paragraph 22 does not prevent the Participant from disclosing the terms of this Agreement to the Participant’s spouse or beneficiary or to the Participant’s legal, tax, or financial adviser, provided that the Participant take all reasonable measures to assure that the individual to whom disclosure is made does not disclose the terms of this Agreement to a third party except as otherwise required by law.
23.Applicable Law. Except as expressly provided in Exhibit B, the validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.
24.Notice. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of the Executive Vice President and Chief Human Resources Officer of Verizon at One Verizon Way, Basking Ridge, New Jersey 07920 and any notice to the Participant shall be addressed to the Participant at the current address shown on the payroll of the Company, or to such other address as the Participant may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy, sent by overnight carrier, or enclosed in a properly sealed envelope as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.

25.Dispute Resolution.
(a)General. Except as otherwise provided in paragraph 26 below, all disputes arising under or related to the Plan or this Agreement and all claims in which a Participant seeks damages or other relief that relate in any way to RSUs or other benefits of the Plan are subject to the dispute resolution procedure described below in this paragraph 25.
(i)For purposes of this Agreement, the term “Units Award Dispute” shall mean any claim against the Company or a Related Company, other than Units Damages Disputes described in paragraph (a)(ii) below, regarding (A) the interpretation of the Plan or this Agreement, (B) any of the terms or conditions of the RSUs issued under this Agreement, or (C) allegations of entitlement to RSUs or additional RSUs, or any other benefits, under the Plan or this Agreement; provided, however, that any dispute relating to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement or to the forfeiture of an award as a result of a breach of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement shall not be subject to the dispute resolution procedures provided for in this paragraph 25.

(ii)For purposes of this Agreement, the term “Units Damages Dispute” shall mean any claims between the Participant and the Company or a Related Company (or against the past or present directors, officers, employees, representatives, or agents of the Company or a Related Company, whether acting in their capacity as such or otherwise), that are related in any way to the Participant’s employment or former employment, including claims of alleged employment discrimination, wrongful termination, or violations of Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Age Discrimination in Employment Act, 42 U.S.C. § 1981, the Fair Labor Standards Act, the Family Medical Leave Act, the Sarbanes-Oxley Act, or any other U.S. federal, state or local law, statute, regulation, or ordinance relating to employment or any common law theories of recovery relating to employment, such as breach of contract, tort, or public policy claims, in which the damages or other relief sought relate in any way to RSUs or other benefits of the Plan or this Agreement.

(b)Internal Dispute Resolution Procedure. All Units Award Disputes, and all Units Damages Dispute alleging breach of contract, tort, or public policy claims with respect to the Plan or this Agreement (collectively, “Plan Disputes”), shall be referred in the first instance to the Verizon Employee Benefits Committee (“EB Committee”) for resolution internally within Verizon. Except where otherwise prohibited by law, all Plan Disputes must be filed in writing with the EB Committee no later than one year from the date that the dispute accrues. Consistent with paragraph 25(c)(i) of this Agreement, all decisions relating to the enforceability of the limitations period contained herein shall be made by the arbitrator. To the fullest extent permitted by law, the EB Committee shall have full power, discretion, and authority to interpret the Plan and this Agreement and to decide all Plan Disputes brought under this Plan and Agreement. Determinations made by the EB Committee shall be final, conclusive and binding, subject only to review by arbitration pursuant to paragraph (c) below under the arbitrary and capricious standard of review. A Participant’s failure to refer a Plan Dispute to the EB Committee for resolution will in no way impair the Company’s right to compel arbitration or the enforceability of the waiver in paragraph 25(c)(ii).
(c)Arbitration. All appeals from determinations by the EB Committee as described in paragraph
(b) above, and any Units Damages Dispute, shall be fully and finally settled by arbitration administered by the American Arbitration Association (“AAA”) on an individual basis (and not on a collective or class action basis) before a single arbitrator pursuant to the AAA’s Commercial Arbitration Rules in effect at the time any such arbitration is initiated. Any such arbitration must be initiated in writing pursuant to the aforesaid rules of the AAA no later than one year from the date that the claim accrues, except where a longer limitations period is required by applicable law. However, a Participant’s failure to initiate arbitration within one year will in no way impair the Company’s right, exercised at its discretion, to compel arbitration or the enforceability of the waiver in paragraph 25(c)(ii). Decisions about the applicability of the limitations period contained herein shall be made by the arbitrator. A copy of the AAA’s Commercial Arbitration Rules may be obtained from Human Resources. The Participant agrees that the arbitration shall be held at the office of the AAA nearest the place of the Participant’s most recent employment by the Company or a Related Company, unless the parties agree in writing to a different location. All claims by the Company or a Related Company against the Participant, except for breaches of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, may also be raised in such arbitration proceedings.
(i)The arbitrator shall have the authority to determine whether any dispute submitted for arbitration hereunder is arbitrable. The arbitrator shall decide all issues submitted for arbitration according to the terms of the Plan, this Agreement (except for breaches of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement), existing Company policy, and applicable substantive Delaware State and
U.S. federal law and shall have the authority to award any remedy or relief permitted by such laws. The final decision of the EB Committee with respect to a Plan Dispute shall be upheld unless such decision was arbitrary or capricious. The decision of the arbitrator shall be final, conclusive, not subject to appeal, and binding and enforceable in any applicable court.
(ii)The Participant understands and agrees that, pursuant to this Agreement, with respect to Units Award Disputes and Units Damages Disputes, both the Participant and the Company or a Related Company waive any right to sue each other in a court of law or equity, to have a trial by jury, or to resolve disputes on a collective, or class, basis (except for breaches of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement), and that the sole forum available for the resolution of Units Award Disputes and Units Damages Disputes is arbitration as provided in this paragraph 25. If an arbitrator or court finds that the arbitration provisions of this Agreement are not enforceable, both Participant and the Company or a Related Company understand and agree to waive their right to trial by jury of any Units Award Dispute or Units Damages Dispute. This dispute resolution procedure shall not prevent either the Participant or the Company or a Related Company from commencing an action in any court of competent jurisdiction for the purpose of obtaining injunctive relief to prevent irreparable harm pending and in aid of arbitration hereunder; in such event, both the Participant and the Company or a Related Company agree that the party who commences the action may proceed without necessity of posting a bond.

(iii)In consideration of the Participant’s agreement in paragraph (ii) above, the Company or a Related Company will pay all filing, administrative and arbitrator’s fees incurred in connection with the arbitration proceedings. If the AAA requires the Participant to pay the initial filing fee, the Company or a Related Company will reimburse the Participant for that fee. All other fees incurred in connection with the arbitration proceedings, including but not limited to each party’s attorney’s fees, will be the responsibility of such party.
(iv)The parties intend that the arbitration procedure to which they hereby agree shall be the exclusive means for resolving all Units Award Disputes and Units Damages Disputes (subject to the mandatory EB Committee procedure provided for in paragraph 25(b) above). Their agreement in this regard shall be interpreted as broadly and inclusively as reason permits to realize that intent.
(v)The Federal Arbitration Act (“FAA”) shall govern the enforceability of this paragraph
25. If for any reason the FAA is held not to apply, or if application of the FAA requires consideration of state law in any dispute arising under this Agreement or subject to this dispute resolution provision, the laws of the State of Delaware shall apply without giving effect to the conflicts of laws provisions thereof.
(vi)To the extent an arbitrator determines that the Participant was not terminated for Cause and is entitled to the RSUs or any other benefits under the Plan pursuant to the provisions applicable to an involuntary termination without Cause, the Participant’s obligation to execute a separation agreement satisfactory to Verizon as provided under paragraph 7(c)(3) shall remain applicable in order to receive the benefit of any RSUs pursuant to this Agreement.
26.Additional Remedies. Notwithstanding the dispute resolution procedures, including arbitration, of paragraph 25 of this Agreement, and in addition to any other rights or remedies, whether legal, equitable, or otherwise, that each of the parties to this Agreement may have (including the right of the Company to terminate the Participant for Cause or to involuntarily terminate the Participant without Cause), the Participant acknowledges that—
(a)The Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement are essential to the continued goodwill and profitability of the Company and any Related Company;
(b)The Participant has broad-based skills that will serve as the basis for other employment opportunities that are not prohibited by the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement;
(c)When the Participant’s employment with the Company or any Related Company terminates, the Participant shall be able to earn a livelihood without violating any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement;
(d)Irreparable damage to the Company or any Related Company shall result in the event that the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement are not specifically enforced and that monetary damages will not adequately protect the Company and any Related Company from a breach of any of such Participant obligations and restrictions;
(e)If any dispute arises concerning the violation or anticipated or threatened violation by the Participant of any of the Participant’s obligations and restrictions set forth in Exhibits A or B to this Agreement, an injunction may be issued restraining such violation pending the determination of such controversy, and no bond or other security shall be required in connection therewith;
(f)The Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement shall continue to apply after any expiration, termination, or cancellation of this Agreement;
(g)The Participant’s breach of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, including, for example, any breach of the Participant’s non-competition, non-solicitation or confidentiality restrictions, shall result in the Participant’s immediate forfeiture of all rights and benefits, including all RSUs and DEUs, under this Agreement; and
(h)All disputes relating to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, including their interpretation and enforceability and any damages (including but not limited to damages resulting in the forfeiture of an award or benefits under this Agreement) that may result from the breach of such Participant obligations and restrictions shall not be subject to the dispute resolution procedures, including arbitration, of paragraph 25 of this Agreement, but shall instead be determined in a court of competent jurisdiction.

IN WITNESS WHEREOF, the parties have executed this Agreement as of this 17th day of October 2025.

VERIZON COMMUNICATIONS, INC.:

By:
Todd N. Brooks Senior Vice President - Compensation & Benefits

THE PARTICIPANT:

Daniel H. Schulman

As part of the Agreement to which this Exhibit A is attached, you, the Participant, agree to the following obligations:

1.Effect of a Material Restatement of Financial Results; Recoupment; Company Policies Regarding Securities Transactions.
(a)General. Notwithstanding anything in this Agreement to the contrary, you agree that, with respect to all RSUs granted to you on or after January 1, 2007 and all short-term incentive awards made to you on or after January 1, 2007, to the extent the Company or any Related Company is required to materially restate any financial results based upon your willful misconduct or gross negligence while employed by the Company or any Related Company (and where such restatement would have resulted in a lower payment being made to you), you will be required to repay all previously paid or deferred (i) RSUs and (ii) short-term incentive awards that were provided to you during the performance periods that are the subject of the restated financial results, plus a reasonable rate of interest. For purposes of this paragraph, “willful misconduct” and “gross negligence” shall be as determined by the Committee. The Audit Committee of the Verizon Board of Directors shall determine whether a material restatement of financial results has occurred. If you do not repay the entire amount required under this paragraph, the Company may, to the extent permitted by applicable law, offset your obligation to repay against any source of income available to it, including but not limited to any money you may have in your nonqualified deferral accounts.
(b)Requirements of Recoupment Policy or Applicable Law. The repayment rights contained in paragraph 1(a) of Exhibit A shall be in addition to, and shall not limit, any other rights or remedies that the Company may have under law or in equity, including, without limitation, (i) any right that the Company may have under any Company recoupment policy that may apply to you, including, without limitation, the Company’s Policy for the Recovery of Erroneously Awarded Compensation (as may be in effect from time to time), to the extent applicable, or (ii) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Securities Exchange Act of 1934, as amended (as determined by the applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission) or under any other applicable law. By accepting this award of RSUs, you agree and consent to the Company’s application, implementation and enforcement of any such Company recoupment policy (as it may be in effect from time to time) that may apply to you and any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation and expressly agree that the Company may take such actions as are permitted under any such policy (as applicable to you) or applicable law, such as the cancellation of RSUs and repayment of amounts previously paid or deferred with respect to any previously granted RSUs or short-term incentive awards, without further consent or action being required by you.
(c)Company Policies Regarding Securities Transactions. By accepting this award of RSUs, you agree to comply with all Company policies regarding trading in securities or derivative securities (including, without limitation, the Company’s policies prohibiting trading on material inside information regarding the Company or any business with which the Company does business, the Company’s policies prohibiting engaging in financial transactions that would allow you to benefit from a devaluation of the Company’s securities, and any additional policy that the Company may adopt prohibiting you from hedging your economic exposure to the Company’s securities), as such policies are in effect from time to time and for as long as such policies are applicable to you.

2.Definitions. Except where clearly provided to the contrary or as otherwise defined in this Exhibit A, all capitalized terms used in this Exhibit A shall have the definitions given to those terms in the Agreement to which this Exhibit A is attached.

3.Agreement to Participant’s Obligations. You shall indicate your agreement to the obligations and restrictions set forth in this Exhibit A in accordance with the instructions provided in the Agreement, and your acceptance of the Agreement shall include your acceptance of such obligations and restrictions. As stated in paragraph 21 of the Agreement, you and Verizon hereby expressly agree that the use of electronic media to indicate confirmation, consent, signature, acceptance, agreement and delivery shall be legally valid and have the same legal force and effect as if you and Verizon executed this Exhibit A in paper form.

As part of the Agreement to which this Exhibit B is attached in exchange for the grant of RSUs under the Agreement, which serves as mutually agreed-upon consideration for the Agreement, including the non-competition restriction set forth in paragraph 1 (the “Non-Compete Restriction”), you (the “Participant”) and the Company, or any Related Company which employs or employed you, agree to the following obligations:
1. Non-Competition.

(a)Prohibited Conduct. Subject to paragraph 12 below, during the period of your employment with the Company or any Related Company, and for a period ending twenty-four (24) months following a termination of your employment for any reason with the Company or any Related Company, you shall not, without the prior written consent of the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee) directly or indirectly:

(1)personally engage in Competitive Activities (as defined below); or
(2)own, manage, control, or participate in the ownership, management, or control of, or provide consulting or advisory services to, any person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities, or any company or person affiliated with such person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities; provided that your purchase or holding, for investment purposes, of securities of a publicly traded company shall not constitute “ownership” or “participation in the ownership” for purposes of this paragraph so long as your equity interest in any such company is less than a controlling interest.

This subparagraph (a) shall not prohibit you from (i) being employed by, or providing services to, a consulting firm, provided that you do not personally engage in Competitive Activities or provide consulting or advisory services to any person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities, or to any person or entity affiliated with such person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities, or (ii) engaging in the practice of law as an in-house counsel, sole practitioner or as a partner in (or as an employee of or counsel to) a corporation or law firm in accordance with applicable legal and professional standards. Exception (ii), however, does not apply to you engaging in Competitive Activities or providing services to any person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities, wherein neither such engagement nor such service provided is primarily the practice of law.
(b)Competitive Activities. For purposes of this Exhibit B: “Competitive Activities” means any activities relating to products or services of the same or similar type as the products or services (1) that were or are sold (or, pursuant to an existing business plan, will be sold) to paying customers of the Company or any Related Company, and (2) for which you are responsible (directly or indirectly) or otherwise have any involvement in planning, developing, managing, marketing, selling, overseeing, supporting, implementing, or performing, or had any such responsibility or involvement within your most recent 24 months of employment with the Company or any Related Company. Notwithstanding the previous sentence, an activity shall not be treated as a Competitive Activity if the geographic marketing area of such same or similar products or services does not have any overlap with the geographic marketing area for the applicable products and services of the Company or any Related Company.

2. Interference With Business Relations. Subject to paragraph 12 below, during the period of your employment with the Company or any Related Company, and for a period ending twenty-four (24) months following a termination of your employment for any reason with the Company or any Related Company, you shall not, without the prior written consent of the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee):

(a)recruit, induce or solicit, directly or indirectly, any employee of the Company or Related Company who was employed by the Company or any Related Company prior to or as of your termination date and whom you worked with or had contact with, or had confidential information about, while employed by the Company or any Related Company for employment or for retention as a consultant or service provider to any person or entity;
(b)hire or participate (with another person or entity) in the process of recruiting, soliciting or hiring, directly or indirectly, any person who is then an employee of the Company or any Related Company whom you worked with or had contact with, or had confidential information about, while employed by the Company or any Related Company, or provide, directly or indirectly, names or other information about any employees of the Company or Related Company whom you worked with or had contact with, or had confidential information about, while employed by the Company or any Related Company to any person or entity under circumstances that could lead to the use of any such information for purposes of recruiting, soliciting or hiring any such employee for any person or entity;
(c)interfere, or attempt to interfere, directly or indirectly, with any relationship of the Company or any Related Company with any of its employees, agents, or representatives;
(d)solicit or induce, or in any manner attempt to solicit or induce, directly or indirectly, any client, customer, or Prospect (defined below) of the Company or any Related Company (1) to cease being, or not to become, a customer of the Company or any Related Company, or (2) to divert any business of such customer or Prospect from the Company or any Related Company; or

(e)otherwise interfere with, disrupt, or attempt to interfere with or disrupt, directly or indirectly, the relationship, contractual or otherwise, between the Company or any Related Company and any of its customers, clients, Prospects, suppliers, vendors, service providers, developers, joint ventures, equity investments or partners, inventors, consultants, employees, agents, or representatives.
For purposes of paragraphs 2(d) and 2(e), “Prospect” shall mean any person or entity from whom or which any business was being solicited by Verizon or any Related Company within the most recent 12-month period of your employment.

3. Protection of Confidential Information. You shall at all times, including after any termination of your employment with the Company or any Related Company, preserve the confidentiality of all Confidential Information (defined below) of the Company or any Related Company, and you shall not use for the benefit of yourself or any person, other than the Company or a Related Company, or disclose to any person, except and to the extent that disclosure of such information is authorized under applicable laws or regulations (e.g., “whistleblower” laws such as 18 USC 1833(b) described below), any Confidential Information or trade secrets of the Company or any Related Company. “Confidential Information” means any information or data related to the Company or any Related Company, including information entrusted to the Company or a Related Company by others, which has not been fully disclosed to the public by the Company or a Related Company, which is treated as confidential or otherwise protected within the Company or any Related Company or is of value to competitors, such as: trade secrets; strategic or tactical business plans; undisclosed business, operational or financial data; ideas, processes, methods, techniques, systems, models, devices, programs, computer software, or related information; documents relating to regulatory matters or correspondence with governmental entities; information concerning any past, pending, or threatened legal dispute; pricing or cost data; the identity, reports or analyses of business prospects; business transactions (including those that are contemplated or planned); research data; personnel information or data; identities of suppliers to the Company or any Related Company or users or purchasers of the Company’s or Related Company’s products or services; the Agreement to which this Exhibit B is attached; and any other non-public information pertaining to or known by the Company or a Related Company, including confidential or non-public information of a third party that you know or should know the Company or a Related Company is obligated to protect.
For the avoidance of doubt, any information that becomes publicly known through no fault of yours shall not be considered “Confidential Information” for purposes of this Agreement after it becomes publicly known.

4. Notice of Immunity. Section 18 USC 1833(b) provides that “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that—(A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.” Nothing in the Agreement, including this Exhibit B, is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b).
5.Return of Company Property; Ownership of Intellectual Property Rights. You agree that on or before termination of your employment for any reason with the Company or any Related Company, you shall return to the Company all property owned by the Company or any Related Company or in which the Company or any Related Company has an interest or to which the Company or any Related Company has any obligation, including any and all files, documents, data, records and any other non-public information (whether on paper or in tapes, disks, memory devices, or other machine-readable form), office equipment, credit cards, and employee identification cards. You acknowledge that the Company (or, as applicable, a Related Company) is the rightful owner of, and you hereby grant and assign, all worldwide right, title and interest in and to any Intellectual Property (defined below) to Company (or, as applicable, a Related Company).You shall at all times, both before and after termination of your employment, cooperate with the Company (or, as applicable, any Related Company) and its representatives in executing and delivering documents requested by the Company or a Related Company, and taking any other actions, that are necessary or requested by the Company or a Related Company to assist the Company or any Related Company in patenting, copyrighting, protecting, registering, or enforcing any Intellectual Property and to vest title thereto solely in the Company (or, as applicable, a Related Company). You irrevocably designate and appoint Verizon, its duly authorized officers and legal counsel, as your agents and attorneys-in-fact authorized to execute and file any document in your name that is necessary to secure, perfect or memorialize the rights of Company (or, as applicable, a Related Company) in Intellectual Property, such power of attorney coupled with the interest conveyed by you in Intellectual Property. You waive any moral rights, artist’s rights or the like you may obtain in any Intellectual Property, or, to the extent such waiver is not permitted by law, hereby agree not to assert any moral rights, artist’s rights or the like to any Intellectual Property against Company, any Related Company, or their assignees or licensees. As used herein, “Intellectual Property” means any of the following created, invented, discovered or developed by you (alone or with others) during the period of your employment by Company or any Related Company: (a) ideas, inventions, designs, models, algorithms and discoveries (whether patentable or not); computer programs, documents, images, works of authorship and other information fixed in tangible media (whether copyrightable or not); trade secrets, know how, models, data and other Confidential Information regarding the business of Company or any Related Company; trademarks, trade dress, designs and other indicia or origin (whether registered or not); and all worldwide intellectual property rights obtained based on the foregoing, including patents, utility models, copyrights, trademarks, trade secrets, rights in data, or other intellectual property or neighboring rights.
Notwithstanding the foregoing, Intellectual Property does not include anything developed entirely on your own time without using any equipment, supplies, facilities or confidential information of Company or any Related Company, except that which (i) relates at the time of its conception or reduction to practice to the business of Company or any Related Company or actual or demonstrably anticipated research or development of Company or any Related Company, or (ii) results from any work performed by you for Company or any Related Company.

6.Nondisparagement. To the extent permitted by law, you agree to take no action that would cause the Company or any Related Company (including its present and former employees and directors) embarrassment or humiliation or otherwise cause or contribute to the Company or any Related Company (including its present and former employees and directors) being held in a negative light or in disrepute by the general public or the Company’s or any Related Company’s clients, shareholders, customers, federal or state regulatory agencies, employees, agents, officers, or directors. Nothing in this provision prohibits you from providing truthful testimony as required by law or to a government authority with jurisdiction over the Company or a Related Company in connection with an investigation by that authority, as to a possible violation of applicable law.
7.Definitions. Except where clearly provided to the contrary or as otherwise defined in this Exhibit B, all capitalized terms used in this Exhibit B shall have the definitions given to those terms in the Agreement to which this Exhibit B is attached.

8.Effective Date; Changes in Employment. This Exhibit B shall be effective upon your execution of this Agreement, and it shall be binding upon the parties and their heirs, successors, and assigns.
This Exhibit B shall apply to and govern any and all positions you may hold with the Company or any Related Company or with any of the Company’s or Related Company’s transferees, successors, or assignees. You understand that, from time to time, you may be promoted, demoted, or assigned different or additional duties and responsibilities, and that your position, title, compensation, department or business unit, location, or other aspects of your employment may change in whole or in part. You therefore agree that no change in your employment, including any interruption in your employment, will affect the validity, applicability, or scope of this Exhibit B or your obligations under this Exhibit B.
9.Agreement to Non-Competition, Non-Solicitation, Confidentiality and Other Obligations. You acknowledge that the geographic boundaries, scope of prohibited activities, and time duration of the restrictions set forth in paragraphs 1 and 2 above are reasonable in nature and are no broader than are necessary to maintain the confidential information, trade secrets and the goodwill of the Company and its Related Companies and to protect the other legitimate business interests of the Company and its Related Companies and are not unduly restrictive on you. In addition, you and the Company agree and intend that the covenants contained in paragraphs 1 and 2 shall be deemed to be a series of separate covenants and agreements, one for each and every county or political subdivision of each applicable state of the United States and each country of the world. It is the desire and intent of the parties hereto that the provisions of this Exhibit B be enforced to the fullest extent permissible under the governing laws and public policies of the State of New Jersey, and to the extent applicable, each jurisdiction in which enforcement is sought. Accordingly, if any provision in this Exhibit B or deemed to be included in this Exhibit B shall be adjudicated to be invalid or unenforceable, such provision, without any action on the part of the parties hereto, shall be deemed amended to delete or to modify (including, without limitation, a reduction in duration, geographical area or prohibited business activities) the portion adjudicated to be invalid or unenforceable, such deletion or modification to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made, and such deletion or modification to be made only to the extent necessary to cause the provision as amended to be valid and enforceable

You shall indicate your agreement to the obligations and restrictions set forth in this Exhibit B in accordance with the instructions provided in the Agreement, and your acceptance of the Agreement shall include your acceptance of such obligations and restrictions. As stated in paragraph 21 of the Agreement, you and Verizon hereby expressly agree that the use of electronic media to indicate confirmation, consent, signature, acceptance, agreement and delivery shall be legally valid and have the same legal force and effect as if you and Verizon executed this Exhibit B in paper form.

10.Right to Counsel/Time to Consider. You acknowledge that you have been advised in writing to, and have had the opportunity to, consult with counsel of your choice concerning the terms and conditions of this Exhibit B and that you have been provided with at least fourteen (14) days to review and consider this Exhibit B prior to accepting it.
To ensure compliance with your obligations and restrictions set forth in this Exhibit B, you agree that you will disclose to a designated member of the Company’s Executive Compensation department any contemplated post-employment activity in which you intend to engage during the twelve (12) months following the termination of your employment with the Company or any Related Company for any reason, whether as an employee, owner, advisor and/or any other capacity, prior to you commencing any such post-employment activity.
11.Governing Law and Non-exclusive Forum. Except as otherwise provided in the state-specific modifications set forth in paragraph 12 below, the parties expressly agree: (a) that, because the Plan is centrally administered in the State of New Jersey by employees of a Verizon Communications Inc. affiliate, the subject matter of this Exhibit B bears a reasonable relationship to the State of New Jersey;
(b) that this Exhibit B is made under, shall be construed in accordance with, and governed in all respects by the laws of the State of New Jersey without giving effect to any other jurisdiction’s choice of law rules; and (c) the parties consent to the non-exclusive jurisdiction and venue of the courts of the State of New Jersey, and the federal courts of the United States of America located in the State of New Jersey, over any action, claim, controversy or proceeding arising under this Exhibit B, and irrevocably waive any objection they may now or hereafter have to the non-exclusive jurisdiction and venue of such courts.
12.State-Specific Notifications.

(a)The following notification is provided to you pursuant to certain state laws regarding invention assignments by employees. (I) FOR ANY TIME DURING WHICH YOU ARE EMPLOYED IN THE STATES OF CALIFORNIA, DELAWARE, ILLINOIS, KANSAS, MINNESOTA, NEW JERSEY, NORTH CAROLINA, UTAH OR WASHINGTON BY VERIZON OR ANY
RELATED COMPANY, THIS IS TO NOTIFY you, in accordance with the laws of the aforementioned states, that this Agreement does not require you to assign or offer to assign to Verizon or any Related Company any invention that you developed entirely on your own time without using the equipment, supplies, facilities or trade secret information of Verizon or a Related Company except for those inventions that either: (1) Relate at the time of conception or reduction to practice of the invention to the business, or actual or demonstrably anticipated research or development, of Verizon or a Related Company; or (2) Result from any work performed by you for Verizon or a Related Company. (II) You are not required to assign an invention that is excluded from assignment in part (I) to Verizon or a Related Company during the time you are employed in the states noted above. (III) The exclusion of part (I) does not apply to any patent or invention covered by a contract between Verizon or a Related Company and the United States or any of its agencies requiring full title to such patent or invention to be in the United States.

(b)Modifications and Notices as to California, Colorado, Minnesota, Washington State, and Washington, D.C.:
(1)California: If you reside or work in California when you sign this Agreement, paragraphs 1 and 2 of Exhibit B do not apply to you. If you reside and work outside California when you sign this Agreement, but you subsequently reside or work in California, then while you reside or work in California, paragraphs 1 and 2 of Exhibit B will be deemed not to apply to you and will not be enforced against you.
Additionally, for employees who reside in the State of California at the time they execute the Agreement or who relocate to California prior to the end of their employment with the Company or any Related Company, the language in paragraph 11 of Exhibit B is replaced (for the time the employee resides in California) with:

For as long as you are a resident of California, this Exhibit B and any disputes that may arise out of or relate to this Exhibit B shall, in all respects, be governed by, and construed and interpreted in accordance with, the laws of the State of California and any action concerning this Exhibit B shall be commenced and maintained exclusively in the state or federal courts located within California.

(2)Colorado: For employees who, at the time employment ends, primarily resided and worked for the Company or any Related Company in the State of Colorado, the language in paragraph 11 of Exhibit B is replaced with:

This Exhibit B, and any disputes that may arise out of or relate to this Exhibit B, shall be governed in all respects by, and this Exhibit B shall be construed and interpreted in accordance with, the laws of Colorado, without regard to choice of law principles or any other doctrine or principle that would result in the application of any law other than the law of Colorado.
You agree that any action concerning this Exhibit B shall be commenced and maintained exclusively in the state or federal courts in Colorado.
Additionally, for employees who reside in the State of Colorado at the time they execute the Agreement, including Exhibit B, the Non-Disparagement Restriction in paragraph 6 does not apply.

The following additional acknowledgements supplement Exhibit B:

By executing this Agreement, you acknowledge and agree that the Company and any Related Company have not used force, threats, or other means of intimidation to prevent you from engaging in any lawful occupation at any place that you see fit.

(3)Minnesota: The Non-Compete Restriction in paragraph 1 of Exhibit B does not apply for so long as you primarily live and work in the State of Minnesota. Additionally, for employees primarily residing and working in the State of Minnesota at the time they execute the Agreement or who relocate to Minnesota and are a resident of Minnesota at the end of their employment with the Company or any Related Company, the language in paragraph 11 of Exhibit B is replaced (for the time they remain primarily residing and working in Minnesota) with:
For as long as you primarily reside and work in Minnesota, this Exhibit B and any disputes that may arise out of or relate to this Exhibit B shall, in all respects, be governed by, and construed and interpreted in accordance with, the laws of the laws of the State of Minnesota and any action concerning this Exhibit B shall be commenced and maintained exclusively in the state or federal courts located within Minnesota.

(4)Washington: For employees based in Washington state, the language in paragraph 11 of Exhibit B is replaced with:

This Exhibit B, and any disputes that may arise out of or relate to this Exhibit B, shall be governed in all respects by, and this Exhibit B shall be construed and interpreted in accordance with, the laws of Washington State, without regard to choice of laws principles or any other doctrine or principle that would result in the application of any law other than the law of Washington State.
You agree that any action concerning this Exhibit B shall be commenced and maintained exclusively in the state or federal courts in Washington State.

(5)Washington, D.C.: In the Non-Compete Restriction, paragraph 1 of Exhibit B, the language “for a period ending twelve (12) months” is replaced with “for a period ending 365 days.”
NOTICE: To all employees working in Washington, D.C. who earn an amount greater than or equal to the applicable statutory threshold from the Company or any Related Company on an annualized basis:

The District of Columbia Ban on Non-Compete Agreements Amendment Act of 2020 limits the use of noncompete agreements. It allows employers to request noncompete agreements from “highly compensated employees” under certain conditions. The Company has determined that you are a highly compensated employee. For more information about the Ban on Non-Compete Agreements Amendment Act of 2020, contact the District of Columbia Department of Employment Services (DOES).

EXHIBIT C
VERIZON COMMUNICATIONS INC. LONG-TERM INCENTIVE PLAN SUPPLEMENTAL PERFORMANCE STOCK UNIT AGREEMENT

AGREEMENT between Verizon Communications Inc. (“Verizon” or the “Company”) and you (the “Participant”) and your heirs and beneficiaries.
1.Purpose of Agreement. The purpose of this Agreement is to provide a grant of performance stock units (“PSUs”) to the Participant.
2.Agreement. This Agreement is entered into pursuant to the 2017 Verizon Communications Inc. Long-Term Incentive Plan (the “Plan”), and evidences the grant of a performance stock unit award in the form of PSUs pursuant to the Plan. In consideration of the benefits described in this Agreement, which the Participant acknowledges are good, valuable and sufficient consideration, the Participant agrees to comply with the terms and conditions of this Agreement, including the Participant’s obligations and restrictions set forth in Exhibit A to this Agreement and the Participant’s non-competition, non-solicitation, confidentiality and other obligations and restrictions set forth in Exhibit B to this Agreement, both of which are incorporated into and are a part of the Agreement. The PSUs and this Agreement are subject to the terms and provisions of the Plan. By executing this Agreement, the Participant agrees to be bound by the terms and provisions of the Plan and this Agreement, including but not limited to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement. In addition, the Participant agrees to be bound by the actions of the Human Resources Committee of Verizon’s Board of Directors or any successor thereto (the “Committee”), and any designee of the Committee (to the extent that such actions are exercised in accordance with the terms of the Plan and this Agreement). If there is a conflict between the terms of the Plan and the terms of this Agreement, the terms of this Agreement shall control.
3.Contingency. The grant of PSUs is contingent on the Participant’s timely acceptance of this Agreement and satisfaction of the other conditions contained in it. Acceptance shall be through execution of the Agreement as set forth in paragraph 21. If the Participant does not accept this Agreement by the close of business on December 30, 2025, the Participant shall not be entitled to this grant of PSUs regardless of the extent to which the requirements in paragraph 5 (“Vesting”) are satisfied. In addition, to the extent a Participant is on a Company approved leave of absence, including but not limited to short-term disability leave, he or she will not be entitled to this grant of PSUs until such time as he or she has a bona fide return to work with Verizon or a Related Company (as defined in paragraph 13) and accepts this Agreement within the time period established by the Company.
4.Number of Units. The Participant is granted the number of PSUs as specified in the Participant’s account under the Supplemental PSU grant, administered by Fidelity Investments or any successor thereto (“Fidelity”). A PSU is a hypothetical share of Verizon’s common stock (“Share”). The value of a PSU on any given date shall be equal to the closing price of a Share on the New York Stock Exchange (“NYSE”) as of such date. A Dividend Equivalent Unit (“DEU”) or fraction thereof shall be added to each PSU each time that a dividend is paid on a Share with respect to each dividend record date that occurs after the date of grant and prior to the payment of a PSU. The amount of each DEU shall be equal to the corresponding dividend paid on a Share. The DEU shall be converted into PSUs or fractions thereof based upon the closing price of a Share traded on the NYSE on the dividend payment date of each declared dividend on a Share, and such PSUs or fractions thereof shall be added to the Participant’s PSU balance. DEUs that are credited will be subject to the same vesting, termination and other terms as the PSUs to which they relate. To the extent that Fidelity or the Company makes an error, including but not limited to an administrative error with respect to the number or value of the PSUs granted to the Participant under this Agreement, the DEUs credited to the Participant’s account or the amount of the final award payment, the Company or Fidelity specifically reserves the right to correct such error at any time and the Participant agrees that he or she shall be legally bound by any corrective action taken by the Company or Fidelity.
5.Vesting.
(a) General. The Participant shall be entitled to payment in respect of the number of PSUs that are both “earned,” as provided in paragraph 5(b) (“Performance Requirement”), and “vested,” as provided in paragraph 5(c) (“Continuous Employment Requirement”), except as otherwise provided in paragraph 7 (“Early Cancellation/Accelerated Vesting of PSUs”).
(b)Performance Requirement. The number of PSUs granted to the Participant, as specified in the Participant’s account under the Supplemental PSU Grant, may be earned based on the attainment of the performance goals set forth in Exhibit C. Notwithstanding anything in this paragraph 5(b), in all cases vesting remains subject to the requirements of paragraphs 5(c) and 7. During the period commencing on the date of grant and ending on December 31, 2028 (the “Award Cycle”), a Company representative designated by the Committee shall regularly monitor the extent to which any Average Share Price performance goal (as defined in Exhibit C) has been attained, and, on or as soon as administratively practicable following the date on which any Average Share Price performance goal has been attained (but in no event more than 30 days thereafter), the Committee shall certify the extent to which all or any portion of the PSUs have been earned.
(c)Continuous Employment Requirement. Except as otherwise determined by the Committee, or except as otherwise provided in paragraph 7 (“Early Cancellation/Accelerated Vesting of PSUs”), the PSUs shall vest only if the Participant is continuously employed by the Company or a Related Company (as defined in paragraph 13) from the date the PSUs are granted through December 31, 2027. Except as otherwise expressly provided in paragraph 7(a), following the Participant’s satisfaction of the Continuous Employment Requirement of this paragraph 5(c), the Participant shall remain eligible to receive such portion of the PSUs that becomes earned during the remainder of the Award Cycle without the need to satisfy any additional service-based requirements.
(d)Transfer. Transfer of employment from Verizon to a Related Company, from a Related Company to Verizon, or from one Related Company to another Related Company shall not constitute a separation from employment hereunder, and service with a Related Company shall be treated as service with the Company for purposes of the Continuous Employment Requirement in paragraph 5(c).
6.Payment. All payments under this Agreement shall be made in Shares. Subject to paragraph 7(a) and 7(b), the number of PSUs that become earned and vested (minus any withholding for taxes) shall be paid to the Participant (i) in the case of PSUs that are earned prior to December 31, 2027 and become vested on December 31, 2027, as soon as practicable after December 31, 2027 (but in no event later than March 15, 2028), (ii) in the case of PSUs that vested on December 31, 2027 and are earned after December 31, 2027, as soon as practicable, but in no event later than thirty (30) days, following the date the PSUs are earned, which date shall be the date on which the Committee certifies the portion of the PSUs that have been earned or (iii) in the case of any PSUs that become vested upon the Participant’s death, Disability, termination by the Company without Cause or termination due to a Succession Event, at the time specified in Section 7(c)(1), (2) or (3), as applicable; provided however that any payment of Shares in respect of the PSUs shall be subject to any deferral election that the Participant has made under the deferral plan (if any) then available to the Participant). The number of shares that shall be paid (prior to any reductions for withholding for taxes and subject to any applicable deferral amount) shall equal the number of PSUs that become earned and vested pursuant to paragraph 5 and Schedule C. If the Participant dies before any payment due hereunder is made, such payment shall be made to the Participant’s beneficiary, as designated under paragraph 11. Once a payment has been made with respect to a PSU, the PSU shall be cancelled; however, all other terms of the Agreement, including but not limited to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, shall remain in effect. Any PSU that does not become earned and vested for the Award Cycle (whether due to failure to achieve the applicable performance condition or otherwise, and subject to earlier termination pursuant to paragraph 7) shall terminate and be cancelled as of the last day of the Award Cycle without payment of any consideration by Verizon or any other action by the Participant.
7.Early Cancellation/Accelerated Vesting of PSUs. Notwithstanding the provisions of paragraph 5, PSUs may vest or be forfeited before the end of the Award Cycle or may be forfeited before the payment date as follows:
(a)Termination for Cause. If the Participant’s employment by the Company or a Related Company is terminated by the Company or a Related Company for Cause (as defined below) at any time prior to the date that the PSUs are paid pursuant to paragraph 6, the PSUs (whether vested or not) shall automatically terminate and be cancelled as of the applicable termination date without payment of any consideration by the Company and without any other action by the Participant.
(b)Voluntary Separation On or Before December 31, 2027 for any Reason. If the Participant separates from employment on or before December 31, 2027 for any reason other than as specified in paragraphs 7(c) through (e) below, the PSUs shall automatically terminate and be cancelled as of the applicable termination date without payment of any consideration by the Company and without any other action by the Participant.
(c)Involuntary Termination Without Cause, Termination Due to Death or Disability or Termination Due to a Succession Event.
(1)Termination Due to Death or Disability. If the Participant ceases to be employed by the Company or a Related Company due to the Participant’s death or Disability (as defined below) on or before December 31, 2027, then the Continuous Employment Requirement set forth in paragraph 5(c) shall not apply to the Participant’s PSUs, and the Participant shall immediately vest and be paid (within thirty (30) days following the date of termination of the Participant’s Employment) the Participant’s PSUs that have been earned as of the date of such termination of the Participant’s Employment, and the Participant shall forfeit the remainder of the PSUs.
(2)Involuntary Termination Without Cause. If the Participant ceases to be employed by the Company or a Related Company by reason of an involuntary termination of the Participant’s employment by the Company or a Related Company without Cause on or before December 31, 2027, then the Continuous Employment Requirement set forth in paragraph 5(c) shall not apply to the Participant’s PSUs, and the Participant shall immediately vest and be paid (within thirty (30) days following the date of termination of the Participant’s Employment) in a Pro-Rata Portion (as defined below) of the Participant’s PSUs that have been earned as of the date of such termination of the Participant’s Employment, and the Participant shall forfeit the remainder of the PSUs. For this purpose, “Pro-Rata Portion” means a fraction, the numerator of which is the total number of calendar days in the Award Cycle to have occurred through and including the date of the Participant’s separation from employment, and the denominator of which is the number of days between the date of grant and December 31, 2027.

(3)Succession Vesting. Upon a termination of the Participant’s employment under circumstances where a successor Chief Executive Officer (“CEO”) of the Company has been appointed by the Board and the Committee has determined, in its sole discretion but acting reasonably and in good faith, that the Participant has satisfactorily facilitated an orderly transition of duties to such successor CEO of the Company (a “Succession Event”), the Participant shall immediately vest in such portion of the PSUs that have become earned as of the date of such termination of the Participant’s employment, and the portion of the PSUs that has not yet been earned shall remain outstanding and eligible to vest during the remainder of the Award Cycle (and without regard to the Continuous Service Requirement of paragraph 5(c)), and shall be paid consistent with the payment timing set forth in paragraph 6(ii).
(4)The accelerated vesting and/or continued eligibility, as applicable, for vesting of any PSUs pursuant to paragraph 7(c)(1), (2) or (3) is conditioned on (i) the Participant not committing a breach of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement and (ii) the Participant executing, within the time prescribed by Verizon, a separation agreement satisfactory to Verizon, which separation agreement will include, among other terms, a general release waiving any claims the Participant may have against Verizon and any Related Company and non-competition and non-solicitation provisions that are no more restrictive than those contained in Exhibit B (otherwise, paragraph 7(b) shall apply).
(d)Change in Control. Upon the occurred of a Change in Control of Verizon (as defined in the Plan), a portion of the PSUs shall be immediately converted into time-vesting Restricted Stock Units (as defined in the Plan) (“Converted RSUs”) based on the greater of (i) the highest Average Share Price (as defined in Exhibit C) achieved prior to the Change in Control and (ii) the per Share value implied by the Change in Control price as determined by the Committee, which Converted RSUs shall be eligible to vest on December 31, 2027 subject to continued employment through such date (and shall be paid within 30 days thereafter). If the Participant ceases to be employed by the Company or a Related Company due to an involuntary termination of the Participant’s employment by the Company or a Related Company without Cause within twelve (12) months following the occurrence of a Change in Control of Verizon and before December 31, 2027, the Converted RSUs shall fully vest and become payable as of the date of such termination of the Participant’s employment; provided however, all other terms of the Agreement, including but not limited to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, shall remain in effect.
(e)Vesting Schedule. Except and to the extent provided in paragraphs 7(c) and (d), nothing in this paragraph 7 shall alter the vesting schedule prescribed by paragraph 5.
(f)Defined Terms. For purposes of this Agreement, the following definitions shall apply:
(1)“Cause” means the occurrence of any of the following: (i) incompetence or negligence in the discharge of, or inattention to or neglect of or failure to perform, the duties and responsibilities assigned to the Participant; fraud, misappropriation or embezzlement; or a material breach of the Verizon Code of Conduct (as in effect at the relevant time) or any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, all as determined by the Board, or (ii) commission of any felony of which the Participant is finally adjudged guilty by a court of competent jurisdiction.
(2)“Disability” means the total and permanent disability of the Participant as defined by, or determined under, the Company’s long-term disability benefit plan.

8.Shareholder Rights. The Participant shall have no rights as a shareholder with respect to the PSUs until the date on which the Participant becomes the holder of record with respect to any Shares to which this grant relates. Except as provided in the Plan or in this Agreement, no adjustment shall be made for dividends or other rights for which the record date occurs while the PSUs are outstanding.
9.Amendment of Agreement. Except to the extent required by law or specifically contemplated under this Agreement, neither the Committee nor the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee) may, without the written consent of the Participant, change any term, condition or provision affecting the PSUs if the change would have a material adverse effect upon the PSUs or the Participant’s rights thereto. Nothing in the preceding sentence shall preclude the Committee or the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee) from exercising administrative discretion with respect to the Plan or this Agreement, and the exercise of such discretion shall be final, conclusive and binding. This discretion includes, but is not limited to, corrections of any errors, including but not limited to any administrative errors, determining the total percentage of PSUs that become payable, and determining whether the Participant has been discharged for Cause, has a Disability, has breached any of the Participant’s obligations or restrictions set forth in Exhibits A and B to this Agreement or has satisfied the requirements for a bona fide return to work under paragraph 3 and for vesting and payment under paragraphs 5 and 7 of this Agreement, and whether there has been a Succession Event.
10.Assignment. The PSUs shall not be assigned, pledged or transferred except by will or by the laws of descent and distribution. During the Participant’s lifetime, the PSUs may be deferred only by the Participant or by the Participant’s guardian or legal representative in accordance with the deferral regulations, if any, established by the Company.
11.Beneficiary. The Participant shall designate a beneficiary in writing and in such manner as is acceptable to the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee). Each such designation shall revoke all prior designations by the Participant with respect to the Participant’s benefits under the Plan and shall be effective only when filed by the Participant with the Company during the Participant’s lifetime. If the Participant fails to so designate a beneficiary, or if no such designated beneficiary survives the Participant, the Participant’s beneficiary shall be the Participant’s estate.
12.Other Plans and Agreements. Any payment received (or deferred) by the Participant pursuant to this Agreement shall not be taken into account as compensation in the determination of the Participant’s benefits under any pension, savings, life insurance, severance or other benefit plan maintained by Verizon or a Related Company. The Participant acknowledges that this Agreement or any prior PSU agreement shall not entitle the Participant to any other benefits under the Plan or any other plans maintained by the Company or a Related Company.
13.Company and Related Company. For purposes of this Agreement, “Company” means Verizon Communications Inc. “Related Company” means (a) any corporation, partnership, joint venture, or other entity in which Verizon Communications Inc. holds a direct or indirect ownership or proprietary interest of 50 percent or more at any time during the term of this Agreement, or (b) any corporation, partnership, joint venture, or other entity in which Verizon Communications Inc. holds a direct or indirect ownership or other proprietary interest of less than 50 percent at any time during the term of this Agreement but which, in the discretion of the Committee, is treated as a Related Company for purposes of this Agreement.
14.Employment Status. The grant of the PSUs shall not be deemed to constitute a contract of employment for a particular term between the Company or a Related Company and the Participant, nor

shall it constitute a right to remain in the employ of any such Company or Related Company. In addition, acceptance of this Agreement shall not be deemed to be a condition of continuing employment.
15.Withholding. The Participant acknowledges that he or she shall be responsible for any taxes that arise in connection with this grant of PSUs, and the Company shall make such arrangements as it deems necessary for withholding of any taxes it determines are required to be withheld pursuant to any applicable law or regulation.
16.Securities Laws. The Company shall not be required to make payment with respect to any shares of common stock prior to the admission of such shares to listing on any stock exchange on which the stock may then be listed and the completion of any registration or qualification of such shares under any federal or state law or rulings or regulations of any government body that the Company, in its discretion, determines to be necessary or advisable.
17.Committee Authority. The Committee shall have complete discretion in the exercise of its rights, powers, and duties under this Agreement. Any interpretation or construction of any provision of, and the determination of any question arising under, this Agreement shall be made by the Committee in its discretion, as described in paragraph 9. The Committee and the Audit Committee of Verizon’s Board of Directors may designate any individual or individuals to perform any of its functions hereunder and utilize experts to assist in carrying out their duties hereunder.
18.Successors. This Agreement shall be binding upon, and inure to the benefit of, any successor or successors of the Company and the person or entity to whom the PSUs may have been transferred by will, the laws of descent and distribution, or beneficiary designation. All terms and conditions of this Agreement imposed upon the Participant shall, unless the context clearly indicates otherwise, be deemed, in the event of the Participant’s death, to refer to and be binding upon the Participant’s heirs and beneficiaries.
19.Construction. In the event that any provision of this Agreement is held invalid or unenforceable, such provision shall be considered separate and apart from the remainder of this Agreement, which shall remain in full force and effect. In the event that any provision, including any of the Participant’s obligations or restrictions set forth in Exhibits A and B to this Agreement, is held to be unenforceable for being unduly broad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and shall be enforced as amended. The PSUs are intended to not be subject to any tax, interest or penalty under Section 409A of the Code, and this Agreement shall be construed and interpreted consistent with such intent.
20.Defined Terms. Except where the context clearly indicates otherwise, all capitalized terms used herein shall have the definitions ascribed to them by the Plan, and the terms of the Plan shall apply where appropriate.
21.Execution of Agreement. The Participant shall indicate his or her consent and acknowledgment to the terms of this Agreement (including the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement) and the Plan by executing this Agreement pursuant to the instructions provided and otherwise shall comply with the requirements of paragraph 3. In addition, by consenting to the terms of this Agreement and the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, the Participant expressly agrees and acknowledges that Fidelity may deliver all documents, statements and notices associated with the Plan and this Agreement to the Participant in electronic form. The Participant and Verizon hereby expressly agree that the use of electronic media to indicate confirmation, consent, signature, acceptance, agreement and delivery shall be legally valid and have the same legal force and effect as if the Participant and Verizon executed this Agreement (including the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement) in paper form.
22.Confidentiality. Except to the extent otherwise required by law, the Participant shall not disclose, in whole or in part, any of the terms of this Agreement. This paragraph 22 does not prevent the Participant from disclosing the terms of this Agreement to the Participant’s spouse or beneficiary or to the Participant’s legal, tax, or financial adviser, provided that the Participant take all reasonable measures to assure that the individual to whom disclosure is made does not disclose the terms of this Agreement to a third party except as otherwise required by law.
23.Applicable Law. Except as expressly provided in Exhibit B, the validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.
24.Notice. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of the Executive Vice President and Chief Human Resources Officer of Verizon at One Verizon Way, Basking Ridge, New Jersey 07920 and any notice to the Participant shall be addressed to the Participant at the current address shown on the payroll of the Company, or to such other address as the Participant may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy, sent by overnight carrier, or enclosed in a properly sealed envelope as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.
25.Dispute Resolution.
(a)General. Except as otherwise provided in paragraph 26 below, all disputes arising under or related to the Plan or this Agreement and all claims in which a Participant seeks damages or other relief that relate in any way to PSUs or other benefits of the Plan are subject to the dispute resolution procedure described below in this paragraph 25.
(i)For purposes of this Agreement, the term “Units Award Dispute” shall mean any claim against the Company or a Related Company, other than Units Damages Disputes described in paragraph (a)(ii) below, regarding (A) the interpretation of the Plan or this Agreement, (B) any of the terms or conditions of the PSUs issued under this Agreement, or (C) allegations of entitlement to PSUs or additional PSUs, or any other benefits, under the Plan or this Agreement; provided, however, that any dispute relating to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement or to the forfeiture of an award as a result of a breach of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement shall not be subject to the dispute resolution procedures provided for in this paragraph 25.
(ii)For purposes of this Agreement, the term “Units Damages Dispute” shall mean any claims between the Participant and the Company or a Related Company (or against the past or present directors, officers, employees, representatives, or agents of the Company or a Related Company, whether acting in their capacity as such or otherwise), that are related in any way to the Participant’s employment or former employment, including claims of alleged employment discrimination, wrongful termination, or violations of Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Age Discrimination in Employment Act, 42 U.S.C. § 1981, the Fair Labor Standards Act, the Family Medical Leave Act, the Sarbanes-Oxley Act, or any other U.S. federal, state or local law, statute, regulation, or ordinance relating to employment or any common law theories of recovery relating to employment, such as breach of contract, tort, or public policy claims, in which the damages or other relief sought relate in any way to PSUs or other benefits of the Plan or this Agreement.
(b)Internal Dispute Resolution Procedure. All Units Award Disputes, and all Units Damages Dispute alleging breach of contract, tort, or public policy claims with respect to the Plan or this Agreement (collectively, “Plan Disputes”), shall be referred in the first instance to the Verizon Employee Benefits Committee (“EB Committee”) for resolution internally within Verizon. Except where otherwise prohibited by law, all Plan Disputes must be filed in writing with the EB Committee no later than one year from the date that the dispute accrues. Consistent with paragraph 25(c)(i) of this Agreement, all decisions relating to the enforceability of the limitations period contained herein shall be made by the arbitrator. To the fullest extent permitted by law, the EB Committee shall have full power, discretion, and authority to interpret the Plan and this Agreement and to decide all Plan Disputes brought under this Plan and Agreement. Determinations made by the EB Committee shall be final, conclusive and binding, subject only to review by arbitration pursuant to paragraph (c) below under the arbitrary and capricious standard of review. A Participant’s failure to refer a Plan Dispute to the EB Committee for resolution will in no way impair the Company’s right to compel arbitration or the enforceability of the waiver in paragraph 25(c)(ii).
(c)Arbitration. All appeals from determinations by the EB Committee as described in paragraph (b) above, and any Units Damages Dispute, shall be fully and finally settled by arbitration administered by the American Arbitration Association (“AAA”) on an individual basis (and not on a collective or class action basis) before a single arbitrator pursuant to the AAA’s Commercial Arbitration Rules in effect at the time any such arbitration is initiated. Any such arbitration must be initiated in writing pursuant to the aforesaid rules of the AAA no later than one year from the date that the claim accrues, except where a longer limitations period is required by applicable law.
However, a Participant’s failure to initiate arbitration within one year will in no way impair the Company’s right, exercised at its discretion, to compel arbitration or the enforceability of the waiver in paragraph 25(c)(ii). Decisions about the applicability of the limitations period contained herein shall be made by the arbitrator. A copy of the AAA’s Commercial Arbitration Rules may be obtained from Human Resources. The Participant agrees that the arbitration shall be held at the office of the AAA nearest the place of the Participant’s most recent employment by the Company or a Related Company, unless the parties agree in writing to a different location. All claims by the Company or a Related Company against the Participant, except for breaches of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, may also be raised in such arbitration proceedings.
(i)The arbitrator shall have the authority to determine whether any dispute submitted for arbitration hereunder is arbitrable. The arbitrator shall decide all issues submitted for arbitration according to the terms of the Plan, this Agreement (except for breaches of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement), existing Company policy, and applicable substantive Delaware State and
U.S. federal law and shall have the authority to award any remedy or relief permitted by such laws. The final decision of the EB Committee with respect to a Plan Dispute shall be upheld unless such decision was arbitrary or capricious. The decision of the arbitrator shall be final, conclusive, not subject to appeal, and binding and enforceable in any applicable court.
(ii)The Participant understands and agrees that, pursuant to this Agreement, with respect to Units Award Disputes and Units Damages Disputes, both the Participant and the Company or a Related Company waive any right to sue each other in a court of law or equity, to have a trial by jury, or to resolve disputes on a collective, or class, basis (except for breaches of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement), and that the sole forum available for the resolution of Units Award Disputes and Units Damages Disputes is arbitration as provided in this paragraph 25. If an arbitrator or court finds that the arbitration provisions of this Agreement are not enforceable, both Participant and the Company or a Related Company understand and agree to waive their right to trial by jury of any Units Award Dispute or Units Damages Dispute. This dispute resolution procedure shall not prevent either the Participant or the Company or a Related Company from commencing an action in any court of competent jurisdiction for the purpose of obtaining injunctive relief to prevent irreparable harm pending and in aid of arbitration hereunder; in such event, both the Participant and the Company or a Related Company agree that the party who commences the action may proceed without necessity of posting a bond.
(iii)In consideration of the Participant’s agreement in paragraph (ii) above, the Company or a Related Company will pay all filing, administrative and arbitrator’s fees incurred in connection with the arbitration proceedings. If the AAA requires the Participant to pay the initial filing fee, the Company or a Related Company will reimburse the Participant for that fee. All other fees incurred in connection with the arbitration proceedings, including but not limited to each party’s attorney’s fees, will be the responsibility of such party.
(iv)The parties intend that the arbitration procedure to which they hereby agree shall be the exclusive means for resolving all Units Award Disputes and Units Damages Disputes (subject to the mandatory EB Committee procedure provided for in paragraph 25(b) above). Their agreement in this regard shall be interpreted as broadly and inclusively as reason permits to realize that intent.
(v)The Federal Arbitration Act (“FAA”) shall govern the enforceability of this paragraph 25. If for any reason the FAA is held not to apply, or if application of the FAA requires consideration of state law in any dispute arising under this Agreement or subject to this dispute resolution provision, the laws of the State of Delaware shall apply without giving effect to the conflicts of laws provisions thereof.
(vi)To the extent an arbitrator determines that the Participant was not terminated for Cause and is entitled to the PSUs or any other benefits under the Plan pursuant to the provisions applicable to an involuntary termination without Cause, the Participant’s obligation to execute a separation agreement satisfactory to Verizon as provided under paragraph 7(c)(4) shall remain applicable in order to receive the benefit of any PSUs pursuant to this Agreement.
26.Additional Remedies. Notwithstanding the dispute resolution procedures, including arbitration, of paragraph 25 of this Agreement, and in addition to any other rights or remedies, whether legal, equitable, or otherwise, that each of the parties to this Agreement may have (including the right of the Company to terminate the Participant for Cause or to involuntarily terminate the Participant without Cause), the Participant acknowledges that—
(a)The Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement are essential to the continued goodwill and profitability of the Company and any Related Company;

(b)The Participant has broad-based skills that will serve as the basis for other employment opportunities that are not prohibited by the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement;
(c)When the Participant’s employment with the Company or any Related Company terminates, the Participant shall be able to earn a livelihood without violating any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement;
(d)Irreparable damage to the Company or any Related Company shall result in the event that the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement are not specifically enforced and that monetary damages will not adequately protect the Company and any Related Company from a breach of any of such Participant obligations and restrictions;
(e)If any dispute arises concerning the violation or anticipated or threatened violation by the Participant of any of the Participant’s obligations and restrictions set forth in Exhibits A or B to this Agreement, an injunction may be issued restraining such violation pending the determination of such controversy, and no bond or other security shall be required in connection therewith;
(f)The Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement shall continue to apply after any expiration, termination, or cancellation of this Agreement;
(g)The Participant’s breach of any of the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, including, for example, any breach of the Participant’s non-competition, non-solicitation or confidentiality restrictions, shall result in the Participant’s immediate forfeiture of all rights and benefits, including all PSUs and DEUs, under this Agreement; and
(h)All disputes relating to the Participant’s obligations and restrictions set forth in Exhibits A and B to this Agreement, including their interpretation and enforceability and any damages (including but not limited to damages resulting in the forfeiture of an award or benefits under this Agreement) that may result from the breach of such Participant obligations and restrictions shall not be subject to the dispute resolution procedures, including arbitration, of paragraph 25 of this Agreement, but shall instead be determined in a court of competent jurisdiction.

IN WITNESS WHEREOF, the parties have executed this Agreement as of this 17th day of October 2025.

VERIZON COMMUNICATIONS INC.:

By:
Todd N. Brooks
Senior Vice President – Compensation & Benefits THE PARTICIPANT:

Daniel H. Schulman

As part of the Agreement to which this Exhibit A is attached, you, the Participant, agree to the following obligations:
1.Effect of a Material Restatement of Financial Results; Recoupment; Company Policies Regarding Securities Transactions.
(a)General. Notwithstanding anything in this Agreement to the contrary, you agree that, with respect to all PSUs granted to you on or after January 1, 2007 and all short-term incentive awards made to you on or after January 1, 2007, to the extent the Company or any Related Company is required to materially restate any financial results based upon your willful misconduct or gross negligence while employed by the Company or any Related Company (and where such restatement would have resulted in a lower payment being made to you), you will be required to repay all previously paid or deferred (i) PSUs and (ii) short-term incentive awards that were provided to you during the performance periods that are the subject of the restated financial results, plus a reasonable rate of interest. For purposes of this paragraph, “willful misconduct” and “gross negligence” shall be as determined by the Committee. The Audit Committee of the Verizon Board of Directors shall determine whether a material restatement of financial results has occurred. If you do not repay the entire amount required under this paragraph, the Company may, to the extent permitted by applicable law, offset your obligation to repay against any source of income available to it, including but not limited to any money you may have in your nonqualified deferral accounts.
(b)Requirements of Recoupment Policy or Applicable Law. The repayment rights contained in paragraph 1(a) of Exhibit A shall be in addition to, and shall not limit, any other rights or remedies that the Company may have under law or in equity, including, without limitation, (i) any right that the Company may have under any Company recoupment policy that may apply to you, including, without limitation, the Company’s Policy for the Recovery of Erroneously Awarded Compensation (as may be in effect from time to time), to the extent applicable or (ii) any right or obligation that the Company may have regarding the clawback of “incentive-based compensation” under Section 10D of the Securities Exchange Act of 1934, as amended (as determined by the applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission) or under any other applicable law. By accepting this award of PSUs, you agree and consent to the Company’s application, implementation and enforcement of any such Company recoupment policy (as it may be in effect from time to time) that may apply to you and any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation and expressly agree that the Company may take such actions as are permitted under any such policy (as applicable to you) or applicable law, such as the cancellation of PSUs and repayment of amounts previously paid or deferred with respect to any previously granted PSUs or short-term incentive awards, without further consent or action being required by you.
(c)Company Policies Regarding Securities Transactions. By accepting this award of PSUs, you agree to comply with all Company policies regarding trading in securities or derivative securities (including, without limitation, the Company’s policies prohibiting trading on material inside information regarding the Company or any business with which the Company does business, the Company’s policies prohibiting engaging in financial transactions that would allow you to benefit from a devaluation of the Company’s securities, and any additional policy that the Company may adopt prohibiting you from hedging your economic exposure to the Company’s securities), as such policies are in effect from time to time and for as long as such policies are applicable to you.

2.Definitions. Except where clearly provided to the contrary or as otherwise defined in this Exhibit A, all capitalized terms used in this Exhibit A shall have the definitions given to those terms in the Agreement to which this Exhibit A is attached.
3.Agreement to Participant’s Obligations. You shall indicate your agreement to the obligations and restrictions set forth in this Exhibit A in accordance with the instructions provided in the Agreement, and your acceptance of the Agreement shall include your acceptance of such obligations and restrictions. As stated in paragraph 21 of the Agreement, you and Verizon hereby expressly agree that the use of electronic media to indicate confirmation, consent, signature, acceptance, agreement and delivery shall be legally valid and have the same legal force and effect as if you and Verizon executed this Exhibit A in paper form.

As part of the Agreement to which this Exhibit B is attached in exchange for the grant of PSUs under the Agreement, which serves as mutually agreed-upon consideration for the Agreement, including the non-competition restriction set forth in paragraph 1 (the “Non-Compete Restriction”), you (the “Participant”) and the Company, or any Related Company which employs or employed you, agree to the following obligations:
1.Non-Competition.
(a)Prohibited Conduct. Subject to paragraph 12 below, during the period of your employment with the Company or any Related Company, and for a period ending twenty-four (24) months following a termination of your employment for any reason with the Company or any Related Company, you shall not, without the prior written consent of the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee) directly or indirectly:
(1)personally engage in Competitive Activities (as defined below); or
(2)own, manage, control, or participate in the ownership, management, or control of, or provide consulting or advisory services to, any person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities, or any company or person affiliated with such person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities; provided that your purchase or holding, for investment purposes, of securities of a publicly traded company shall not constitute “ownership” or “participation in the ownership” for purposes of this paragraph so long as your equity interest in any such company is less than a controlling interest.
This subparagraph (a) shall not prohibit you from (i) being employed by, or providing services to, a consulting firm, provided that you do not personally engage in Competitive Activities or provide consulting or advisory services to any person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities, or to any person or entity affiliated with such person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities, or (ii) engaging in the practice of law as an in-house counsel, sole practitioner or as a partner in (or as an employee of or counsel to) a corporation or law firm in accordance with applicable legal and professional standards. Exception (ii), however, does not apply to you engaging in Competitive Activities or providing services to any person, partnership, firm, corporation, institution or other entity engaged in Competitive Activities, wherein neither such engagement nor such service provided is primarily the practice of law.
(b)Competitive Activities. For purposes of this Exhibit B: “Competitive Activities” means any activities relating to products or services of the same or similar type as the products or services
(1)that were or are sold (or, pursuant to an existing business plan, will be sold) to paying customers of the Company or any Related Company, and (2) for which you are responsible (directly or indirectly) or otherwise have any involvement in planning, developing, managing, marketing, selling, overseeing, supporting, implementing, or performing, or had any such responsibility or involvement within your most recent 24 months of employment with the Company or any Related Company. Notwithstanding the previous sentence, an activity shall not be treated as a Competitive Activity if the geographic marketing area of such same or similar products or services does not have any overlap with the geographic marketing area for the applicable products and services of the Company or any Related Company.

2.Interference With Business Relations. Subject to paragraph 12 below, during the period of your employment with the Company or any Related Company, and for a period ending twenty-four (24) months following a termination of your employment for any reason with the Company or any Related Company, you shall not, without the prior written consent of the Executive Vice President and Chief Human Resources Officer of Verizon (or her or his designee):
(a)recruit, induce or solicit, directly or indirectly, any employee of the Company or Related Company who was employed by the Company or any Related Company prior to or as of your termination date and whom you worked with or had contact with, or had confidential information about, while employed by the Company or any Related Company for employment or for retention as a consultant or service provider to any person or entity;
(b)hire or participate (with another person or entity) in the process of recruiting, soliciting or hiring, directly or indirectly, any person who is then an employee of the Company or any Related Company whom you worked with or had contact with, or had confidential information about, while employed by the Company or any Related Company, or provide, directly or indirectly, names or other information about any employees of the Company or Related Company whom you worked with or had contact with, or had confidential information about, while employed by the Company or any Related Company to any person or entity under circumstances that could lead to the use of any such information for purposes of recruiting, soliciting or hiring any such employee for any person or entity;
(c)interfere, or attempt to interfere, directly or indirectly, with any relationship of the Company or any Related Company with any of its employees, agents, or representatives;
(d)solicit or induce, or in any manner attempt to solicit or induce, directly or indirectly, any client, customer, or Prospect (defined below) of the Company or any Related Company (1) to cease being, or not to become, a customer of the Company or any Related Company, or (2) to divert any business of such customer or Prospect from the Company or any Related Company; or
(e)otherwise interfere with, disrupt, or attempt to interfere with or disrupt, directly or indirectly, the relationship, contractual or otherwise, between the Company or any Related Company and any of its customers, clients, Prospects, suppliers, vendors, service providers, developers, joint ventures, equity investments or partners, inventors, consultants, employees, agents, or representatives.
For purposes of paragraphs 2(d) and 2(e), “Prospect” shall mean any person or entity from whom or which any business was being solicited by Verizon or any Related Company within the most recent 12-month period of your employment.
3.Protection of Confidential Information. You shall at all times, including after any termination of your employment with the Company or any Related Company, preserve the confidentiality of all Confidential Information (defined below) of the Company or any Related Company, and you shall not use for the benefit of yourself or any person, other than the Company or a Related Company, or disclose to any person, except and to the extent that disclosure of such information is authorized under applicable laws or regulations (e.g., “whistleblower” laws such as 18 USC 1833(b) described below), any Confidential Information or trade secrets of the Company or any Related Company. “Confidential Information” means any information or data related to the Company or any Related Company, including information entrusted to the Company or a Related Company by others, which has not been fully disclosed to the public by the Company or a Related Company, which is treated as confidential or otherwise protected within the Company or any Related Company or is of value to competitors, such as: trade secrets; strategic or tactical business plans; undisclosed business, operational or financial data;

ideas, processes, methods, techniques, systems, models, devices, programs, computer software, or related information; documents relating to regulatory matters or correspondence with governmental entities; information concerning any past, pending, or threatened legal dispute; pricing or cost data; the identity, reports or analyses of business prospects; business transactions (including those that are contemplated or planned); research data; personnel information or data; identities of suppliers to the Company or any Related Company or users or purchasers of the Company’s or Related Company’s products or services; the Agreement to which this Exhibit B is attached; and any other non-public information pertaining to or known by the Company or a Related Company, including confidential or non-public information of a third party that you know or should know the Company or a Related Company is obligated to protect.
For the avoidance of doubt, any information that becomes publicly known through no fault of yours shall not be considered “Confidential Information” for purposes of this Agreement after it becomes publicly known.
4.Notice of Immunity. Section 18 USC 1833(b) provides that “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that—(A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.” Nothing in the Agreement, including this Exhibit B, is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b).
5.Return of Company Property; Ownership of Intellectual Property Rights. You agree that on or before termination of your employment for any reason with the Company or any Related Company, you shall return to the Company all property owned by the Company or any Related Company or in which the Company or any Related Company has an interest or to which the Company or any Related Company has any obligation, including any and all files, documents, data, records and any other non-public information (whether on paper or in tapes, disks, memory devices, or other machine-readable form), office equipment, credit cards, and employee identification cards. You acknowledge that the Company (or, as applicable, a Related Company) is the rightful owner of, and you hereby grant and assign, all worldwide right, title and interest in and to any Intellectual Property (defined below) to Company (or, as applicable, a Related Company).You shall at all times, both before and after termination of your employment, cooperate with the Company (or, as applicable, any Related Company) and its representatives in executing and delivering documents requested by the Company or a Related Company, and taking any other actions, that are necessary or requested by the Company or a Related Company to assist the Company or any Related Company in patenting, copyrighting, protecting, registering, or enforcing any Intellectual Property and to vest title thereto solely in the Company (or, as applicable, a Related Company). You irrevocably designate and appoint Verizon, its duly authorized officers and legal counsel, as your agents and attorneys-in-fact authorized to execute and file any document in your name that is necessary to secure, perfect or memorialize the rights of Company (or, as applicable, a Related Company) in Intellectual Property, such power of attorney coupled with the interest conveyed by you in Intellectual Property. You waive any moral rights, artist’s rights or the like you may obtain in any Intellectual Property, or, to the extent such waiver is not permitted by law, hereby agree not to assert any moral rights, artist’s rights or the like to any Intellectual Property against Company, any Related Company, or their assignees or licensees. As used herein, “Intellectual Property” means any of the following created, invented, discovered or developed by you (alone or with others) during the period of your employment by Company or any Related Company: (a) ideas, inventions, designs, models, algorithms and discoveries (whether patentable or not); computer programs, documents, images, works of authorship and other information fixed in tangible media (whether copyrightable or not); trade secrets, know how, models, data and other Confidential Information regarding the business of Company or any Related Company; trademarks, trade dress, designs and other indicia or origin (whether registered or not); and all worldwide intellectual property rights obtained based on the foregoing, including patents, utility models, copyrights, trademarks, trade secrets, rights in data, or other intellectual property or neighboring rights.
Notwithstanding the foregoing, Intellectual Property does not include anything developed entirely on your own time without using any equipment, supplies, facilities or confidential information of Company or any Related Company, except that which (i) relates at the time of its conception or reduction to practice to the business of Company or any Related Company or actual or demonstrably anticipated research or development of Company or any Related Company, or (ii) results from any work performed by you for Company or any Related Company.
6.Nondisparagement. To the extent permitted by law, you agree to take no action that would cause the Company or any Related Company (including its present and former employees and directors) embarrassment or humiliation or otherwise cause or contribute to the Company or any Related Company (including its present and former employees and directors) being held in a negative light or in disrepute by the general public or the Company’s or any Related Company’s clients, shareholders, customers, federal or state regulatory agencies, employees, agents, officers, or directors. Nothing in this provision prohibits you from providing truthful testimony as required by law or to a government authority with jurisdiction over the Company or a Related Company in connection with an investigation by that authority, as to a possible violation of applicable law.
7.Definitions. Except where clearly provided to the contrary or as otherwise defined in this Exhibit B, all capitalized terms used in this Exhibit B shall have the definitions given to those terms in the Agreement to which this Exhibit B is attached.
8.Effective Date; Changes in Employment. This Exhibit B shall be effective upon your execution of this Agreement, and it shall be binding upon the parties and their heirs, successors, and assigns.
This Exhibit B shall apply to and govern any and all positions you may hold with the Company or any Related Company or with any of the Company’s or Related Company’s transferees, successors, or assignees. You understand that, from time to time, you may be promoted, demoted, or assigned different or additional duties and responsibilities, and that your position, title, compensation, department or business unit, location, or other aspects of your employment may change in whole or in part. You therefore agree that no change in your employment, including any interruption in your employment, will affect the validity, applicability, or scope of this Exhibit B or your obligations under this Exhibit B.
9.Agreement to Non-Competition, Non-Solicitation, Confidentiality and Other Obligations. You acknowledge that the geographic boundaries, scope of prohibited activities, and time duration of the restrictions set forth in paragraphs 1 and 2 above are reasonable in nature and are no broader than are necessary to maintain the confidential information, trade secrets and the goodwill of the Company and its Related Companies and to protect the other legitimate business interests of the Company and its Related Companies and are not unduly restrictive on you. In addition, you and the Company agree and intend that the covenants contained in paragraphs 1 and 2 shall be deemed to be a series of separate covenants and agreements, one for each and every county or political subdivision of each applicable state of the United States and each country of the world. It is the desire and intent of the parties hereto that the provisions of this Exhibit B be enforced to the fullest extent permissible under the governing laws and public policies of the State of New Jersey, and to the extent applicable, each jurisdiction in which enforcement is sought. Accordingly, if any provision in this Exhibit B or deemed to be included in this Exhibit B shall be adjudicated to be invalid or unenforceable, such provision, without any action on the part of the parties hereto, shall be deemed amended to delete or to modify (including, without limitation, a reduction in duration, geographical area or prohibited business activities) the portion adjudicated to be invalid or unenforceable, such deletion or modification to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made, and such deletion or modification to be made only to the extent necessary to cause the provision as amended to be valid and enforceable
You shall indicate your agreement to the obligations and restrictions set forth in this Exhibit B in accordance with the instructions provided in the Agreement, and your acceptance of the Agreement shall include your acceptance of such obligations and restrictions. As stated in paragraph 21 of the Agreement, you and Verizon hereby expressly agree that the use of electronic media to indicate confirmation, consent, signature, acceptance, agreement and delivery shall be legally valid and have the same legal force and effect as if you and Verizon executed this Exhibit B in paper form.
10.Right to Counsel/Time to Consider. You acknowledge that you have been advised in writing to, and have had the opportunity to, consult with counsel of your choice concerning the terms and conditions of this Exhibit B and that you have been provided with at least fourteen (14) days to review and consider this Exhibit B prior to accepting it.
To ensure compliance with your obligations and restrictions set forth in this Exhibit B, you agree that you will disclose to a designated member of the Company’s Executive Compensation department any contemplated post-employment activity in which you intend to engage during the twelve (12) months following the termination of your employment with the Company or any Related Company for any reason, whether as an employee, owner, advisor and/or any other capacity, prior to you commencing any such post-employment activity.
11.Governing Law and Non-exclusive Forum. Except as otherwise provided in the state-specific modifications set forth in paragraph 12 below, the parties expressly agree: (a) that, because the Plan is centrally administered in the State of New Jersey by employees of a Verizon Communications Inc. affiliate, the subject matter of this Exhibit B bears a reasonable relationship to the State of New Jersey;
(b) that this Exhibit B is made under, shall be construed in accordance with, and governed in all respects by the laws of the State of New Jersey without giving effect to any other jurisdiction’s choice of law rules; and (c) the parties consent to the non-exclusive jurisdiction and venue of the courts of the State of New Jersey, and the federal courts of the United States of America located in the State of New Jersey, over any action, claim, controversy or proceeding arising under this Exhibit B, and irrevocably waive any objection they may now or hereafter have to the non-exclusive jurisdiction and venue of such courts.
12.State-Specific Notifications.
(a)The following notification is provided to you pursuant to certain state laws regarding invention assignments by employees. (I) FOR ANY TIME DURING WHICH YOU ARE EMPLOYED IN THE STATES OF CALIFORNIA, DELAWARE, ILLINOIS, KANSAS, MINNESOTA, NEW JERSEY, NORTH CAROLINA, UTAH OR WASHINGTON BY VERIZON OR ANY
RELATED COMPANY, THIS IS TO NOTIFY you, in accordance with the laws of the aforementioned states, that this Agreement does not require you to assign or offer to assign to Verizon or any Related Company any invention that you developed entirely on your own time without using the equipment, supplies, facilities or trade secret information of Verizon or a Related Company except for those inventions that either: (1) Relate at the time of conception or reduction to practice of the invention to the business, or actual or demonstrably anticipated research or development, of Verizon or a Related Company; or (2) Result from any work performed by you for Verizon or a Related Company. (II) You are not required to assign an invention that is excluded from assignment in part (I) to Verizon or a Related Company during the time you are employed in the states noted above. (III) The exclusion of part (I) does not apply to any patent or invention covered by a contract between Verizon or a Related Company and the

United States or any of its agencies requiring full title to such patent or invention to be in the United States.
(b)Modifications and Notices as to California, Colorado, Minnesota, Washington State, and Washington, D.C.:
(1)California: If you reside or work in California when you sign this Agreement, paragraphs 1 and 2 of Exhibit B do not apply to you. If you reside and work outside California when you sign this Agreement, but you subsequently reside or work in California, then while you reside or work in California, paragraphs 1 and 2 of Exhibit B will be deemed not to apply to you and will not be enforced against you.
Additionally, for employees who reside in the State of California at the time they execute the Agreement or who relocate to California prior to the end of their employment with the Company or any Related Company, the language in paragraph 11 of Exhibit B is replaced (for the time the employee resides in California) with:
For as long as you are a resident of California, this Exhibit B and any disputes that may arise out of or relate to this Exhibit B shall, in all respects, be governed by, and construed and interpreted in accordance with, the laws of the State of California and any action concerning this Exhibit B shall be commenced and maintained exclusively in the state or federal courts located within California.
(2)Colorado: For employees who, at the time employment ends, primarily resided and worked for the Company or any Related Company in the State of Colorado, the language in paragraph 11 of Exhibit B is replaced with:
This Exhibit B, and any disputes that may arise out of or relate to this Exhibit B, shall be governed in all respects by, and this Exhibit B shall be construed and interpreted in accordance with, the laws of Colorado, without regard to choice of law principles or any other doctrine or principle that would result in the application of any law other than the law of Colorado.
You agree that any action concerning this Exhibit B shall be commenced and maintained exclusively in the state or federal courts in Colorado.
Additionally, for employees who reside in the State of Colorado at the time they execute the Agreement, including Exhibit B, the Non-Disparagement Restriction in paragraph 6 does not apply.
The following additional acknowledgements supplement Exhibit B:
By executing this Agreement, you acknowledge and agree that the Company and any Related Company have not used force, threats, or other means of intimidation to prevent you from engaging in any lawful occupation at any place that you see fit.
(3)Minnesota: The Non-Compete Restriction in paragraph 1 of Exhibit B does not apply for so long as you primarily live and work in the State of Minnesota. Additionally, for employees primarily residing and working in the State of Minnesota at the time they execute the

Agreement or who relocate to Minnesota and are a resident of Minnesota at the end of their employment with the Company or any Related Company, the language in paragraph 11 of Exhibit B is replaced (for the time they remain primarily residing and working in Minnesota) with:
For as long as you primarily reside and work in Minnesota, this Exhibit B and any disputes that may arise out of or relate to this Exhibit B shall, in all respects, be governed by, and construed and interpreted in accordance with, the laws of the laws of the State of Minnesota and any action concerning this Exhibit B shall be commenced and maintained exclusively in the state or federal courts located within Minnesota.
(4)Washington: For employees based in Washington state, the language in paragraph 11 of Exhibit B is replaced with:
This Exhibit B, and any disputes that may arise out of or relate to this Exhibit B, shall be governed in all respects by, and this Exhibit B shall be construed and interpreted in accordance with, the laws of Washington State, without regard to choice of laws principles or any other doctrine or principle that would result in the application of any law other than the law of Washington State.
You agree that any action concerning this Exhibit B shall be commenced and maintained exclusively in the state or federal courts in Washington State.
(5)Washington, D.C.: In the Non-Compete Restriction, paragraph 1 of Exhibit B, the language “for a period ending twelve (12) months” is replaced with “for a period ending 365 days.”
NOTICE: To all employees working in Washington, D.C. who earn an amount greater than or equal to the applicable statutory threshold from the Company or any Related Company on an annualized basis:
The District of Columbia Ban on Non-Compete Agreements Amendment Act of 2020 limits the use of noncompete agreements. It allows employers to request noncompete agreements from “highly compensated employees” under certain conditions. The Company has determined that you are a highly compensated employee. For more information about the Ban on Non-Compete Agreements Amendment Act of 2020, contact the District of Columbia Department of Employment Services (DOES).

Average Share Price	Payout Percentage (% of Target)	Number of Shares
$55.00	50%	111,111
$57.50	75%	55,556
$60.00	100%	55,556
$62.50	125%	55,556
$65.00	150%	55,556
$67.50	175%	55,556
$70.00	200%	55,556
$72.50	250%	111,111
$75.00	300%	111,111

1.Achievement of Average Share Price Performance Goals. The Average Share Price performance goal will be achieved on the last day of a Measurement Period (as defined below) if, as of each trading day during the Measurement Period, the average closing price of a Share on the NYSE for the trailing period of twenty (20) consecutive trading days ending on and including such day exceeds the Average Share Price specified in the table above. The term “Measurement Period” means any period of twenty (20) consecutive trading days of the Shares on the NYSE that both begins and ends during the Award Cycle.

2.Effect of Achievement of Average Share Price Performance Goals. If any Average Share Price performance goal is achieved during a Measurement Period, the Participant shall be deemed to have “earned” the number of Shares set forth across such Average Share Price in the table above (without regard to whether the trading price of a Share subsequently decreases). For the avoidance of doubt, each Average Share Price performance goal, and the number of Shares associated therewith, may only be earned once. There shall be no interpolation between the Average Share Prices and, if after achieving an Average Share Price a higher Average Share Price is achieved, the incremental additional number of Shares in respect of the PSUs (i.e., the number of Shares set forth across such higher Average Share Price in the table above) shall be deemed to have been earned. By way of illustrative example, if during a Measurement Period the Average Share Price is $55.00, 111,111 PSUs will be deemed to have been earned, and if during a subsequent Measurement Period the Average Share Price is $57.50, an additional 55,556 PSUs will be deemed to have been earned, at which point a total of 166,667 PSUs will be deemed to have been earned, event if the trading price of a Share subsequently decreases.
3.Maximum Dollar Value. If the Average Share Price is in excess of $100.00 as of December 31, 2027, then the maximum number of Shares to be delivered in settlement of vested PSUs that were earned prior to such date shall have a value equal to $66,666,666 (“Maximum Dollar Value”). In such event, the maximum number of Shares shall be calculated by dividing $66,666,666 by the Average Share Price as of December 31, 2027.